UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☑
Filed by Party other than the Registrant ☐
Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under Rule 14a-12

LIGHTWAVE LOGIC, INC.

(Name of Registrant as Specified In Its Charter)

________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☑	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

369 Inverness Parkway, Suite 350

Englewood, CO 80112

April 11, 2024

Dear Fellow Shareholder:

The 2024 Annual Meeting of Shareholders (the “Annual Meeting”) of Lightwave Logic, Inc. (the “Company”) will be held at 10:00 a.m. (Mountain Time) on Wednesday, May 22, 2024 at the Hilton Denver Inverness, 200 Inverness Drive West, Englewood, Colorado 80112. I hope you will be able to attend.

The attached Notice of Annual Meeting and Proxy Statement describe the matters that we expect to be acted upon at the Annual Meeting. Management will be available to answer any questions you may have immediately after the Annual Meeting.

Please sign, date, and return the enclosed proxy card or voting instruction form without delay. The Company’s Annual Report on Form 10-K (including audited financial statements) for the fiscal year ended December 31, 2023 accompanies the Proxy Statement. The proxy materials and Annual Report included in this package are also available on the internet under the “Investors” page of the Company’s website at www.lightwavelogic.com.

All shares represented by proxies will be voted at the Annual Meeting in accordance with the specifications marked thereon, or if no specifications are made, (i) as to Proposal 1, the proxy confers authority to vote “FOR” the two (2) persons listed as nominees for a position on the Board of Directors; (ii) as to Proposal 2, the proxy confers authority to vote “FOR” the ratification of Morison Cogen LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024; (iii) as to Proposal 3, the proxy confers authority to vote “FOR” the approval of the advisory vote on the compensation of our named executive officers; (iv) as to Proposal No. 4, the proxy confers authority to vote “FOR” the approval of  every three (3) years as to how frequently we should seek an advisory vote on the compensation of our named executive officers; and (v) as to any other business which comes before the Annual Meeting, the proxy confers authority to vote in the proxy holder’s discretion.

The Company’s Board of Directors believes that a favorable vote for each nominee for a position on the Board of Directors and for all other matters described in the attached Notice of Annual Meeting of Shareholders and Proxy Statement is in the best interest of the Company and its shareholders and recommends a vote “FOR” all nominees and “FOR” Proposals 2 and 3, and “THREE YEARS” on Proposal 4. Accordingly, we urge you to review the accompanying material carefully and to return the enclosed proxy card or voting instruction form.

Your vote is important, and all shareholders are cordially invited to attend the Annual Meeting in person. Whether or not you expect to attend the Annual Meeting, we urge you to complete, date, sign and return the enclosed proxy card or voting instruction form as promptly as possible, or to vote by Internet or by telephone, to ensure your representation at the Annual Meeting. Internet or telephonic voting is available by following the instructions provided on the proxy card or voting instruction form.

Thank you for your investment and continued interest in Lightwave Logic, Inc.

Sincerely,

/s/ Michael S. Lebby

Michael S. Lebby

CEO, Chair of the Board

LIGHTWAVE LOGIC, INC.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD WEDNESDAY, MAY 22, 2024

To Our Shareholders:

Notice is hereby given that the 2024 Annual Meeting of Shareholders (the “Annual Meeting”) of Lightwave Logic, Inc. (the “Company”) will be held at 10:00 a.m. (Mountain Time) on Wednesday, May 22, 2024, at the Hilton Denver Inverness, 200 Inverness Drive West, Englewood, Colorado 80112, for the following purposes:

1.	To elect two (2) Directors to the Board of Directors to serve until the 2027 Annual Meeting of Shareholders or until their successors have been duly elected or appointed and qualified;

2.	To ratify the appointment of Morison Cogen LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024;

3.	To hold an advisory vote on the compensation of our named executive officers;

4.	To hold an advisory vote on how frequently we should seek an advisory vote on the compensation of our named executive officers; and

5.	To consider and take action upon such other business as may properly come before the Annual Meeting or any adjournments thereof.

The Board of Directors has fixed the close of business on March 25, 2024, as the Record Date for determining the shareholders entitled to notice of, and to vote at, the Annual Meeting or any adjournments thereof.

For a period of 10 days prior to the Annual Meeting, a shareholder list will be kept at the Company’s office and shall be available for inspection by shareholders during usual business hours. A shareholder list will also be available for inspection at the Annual Meeting.

Your attention is directed to the accompanying Proxy Statement for further information regarding each proposal to be made.

Whether or not you plan to attend the Annual Meeting, please sign and return the enclosed proxy card or voting instruction form as promptly as possible in the envelope enclosed for your convenience, or please vote via the Internet or by telephone. If you receive more than one proxy card or voting instruction form because your shares are registered in different names and addresses, each proxy card or voting instruction form should be signed and returned to assure that all of your shares are represented at the Annual Meeting. Proxy cards or voting instruction forms forwarded by or for banks, brokers or other nominees should be returned as requested by them. The prompt return of proxy cards or voting instruction forms will save the expense involved in further communication.

By Order of the Board of Directors

/s/ Michael S. Lebby

Michael S. Lebby

CEO, Chair of the Board

April 11, 2024

PROXY STATEMENT

2024 ANNUAL MEETING OF SHAREHOLDERS

This Proxy Statement is furnished in connection with the solicitation by and on behalf of the Board of Directors (the “Board of Directors” or “Board”) of Lightwave Logic, Inc. of proxies to be voted at the 2024 Annual Meeting of Shareholders (the “Annual Meeting”) that will be held at 10:00 a.m. (Mountain Time) on Wednesday, May 22, 2024, at the Hilton Denver Inverness, 200 Inverness Drive West, Englewood, Colorado 80112 and at any adjournments thereof (the “Annual Meeting”). In this Proxy Statement, Lightwave Logic, Inc. is referred to as “we,” “us,” “our,” “Company” or “Lightwave Logic” unless the context indicates otherwise. The Annual Meeting has been called to consider and take action on the following proposals: (i) to elect two (2) Directors to the Board of Directors; (ii) to ratify the appointment of Morison Cogen LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024; (iii)  to hold an advisory vote on the compensation of our named executive officers; (iv) to hold an advisory vote on how frequently we should seek an advisory vote on the compensation of our named executive officers;  and (v) to consider and take action upon such other business as may properly come before the Annual Meeting or any adjournments thereof.

The Board of Directors knows of no other matters to be presented for action at the Annual Meeting. However, if any other matters properly come before the Annual Meeting, the persons named in the proxy card or voting instruction form will vote on such other matters and/or for other nominees in accordance with their best judgment. The Company’s Board of Directors recommends that the shareholders vote “FOR” all nominees and “FOR” Proposals 2 and 3, and “THREE YEARS” on Proposal 4. Only holders of record of common stock of the Company at the close of business on March 25, 2024 (the “Record Date”) will be entitled to vote at the Annual Meeting.

The principal executive offices of our Company are located at 369 Inverness Parkway, Suite 350, Englewood, CO 80112, and our telephone number is 720-340-4949. The approximate date on which this Proxy Statement, the proxy card or a voting instruction form and any other accompanying materials are first being sent or given to shareholders is April 11, 2024. A copy of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023 (“Annual Report”) is enclosed with these materials but should not be considered proxy solicitation material. Additionally, the proxy materials and Annual Report included in this package are also available on the internet under the “Investors” page of the Company’s website at www.lightwavelogic.com.

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INFORMATION CONCERNING SOLICITATION AND VOTING

Why did I receive this Proxy Statement?

Our Board of Directors is soliciting your proxy to vote at the Annual Meeting because you were a shareholder of record at the close of business on March 25, 2024 (the “Record Date”) and are entitled to vote at the meeting. The Company has delivered to you by mail beginning on or about April 11, 2024, the Proxy Statement and the Annual Report, along with either a proxy card or a voting instruction form. This Proxy Statement summarizes the information you need to know to vote at the Annual Meeting. You do not need to attend the Annual Meeting to vote your shares.

Who can attend the Annual Meeting?

All shareholders as of the Record Date, or their duly appointed proxies, may attend.

What do I need to be admitted to the Annual Meeting?

In order to be admitted to the Annual Meeting, a shareholder must present proof of ownership of Lightwave Logic stock on the Record Date. Any holder of a proxy from a shareholder must present the proxy card, properly executed. If your shares are held in the name of a bank, broker or other holder of record, you must present proof of your ownership, such as a bank or brokerage account statement, to be admitted to the meeting. All shareholders must also present a form of personal identification in order to be admitted to the meeting.

What am I being asked to vote on at the meeting?

We are asking our shareholders to elect directors, ratify the appointment of our independent registered public accounting firm, approve our executive compensation in a non-binding advisory vote and approve the frequency in which we seek approval of our executive compensation in a non-binding advisory vote.

Who is entitled to vote?

Shareholders as of the close of business on the Record Date are entitled to vote. Each shareholder is entitled to one vote for each share of common stock held on the Record Date. Shareholders are not entitled to cumulative voting.

How many votes are needed for approval of each item?

Proposal Number 1. Directors will be elected by a plurality of the votes cast in person or by proxy, meaning the two nominees receiving the most votes will be elected as directors. A “withhold” vote with respect to any nominee will have no effect on the election of that nominee. Shareholders are not entitled to cumulative voting with respect to the election of directors.

Proposal Number 2. The appointment of our independent registered public accounting firm will be ratified if a majority of the votes present in person or by proxy and entitled to vote on the matter vote in favor of the proposal. Abstentions will have the same effect as a vote “against” this proposal, and broker non-votes will have no effect on the vote for this proposal.

Proposal Number 3. The non-binding advisory vote on the compensation of our named executive officers will be approved if a majority of the votes present in person or by proxy and entitled to vote on the matter vote in favor of the proposal. Abstentions will have the same effect as a vote “against” this proposal, and broker non-votes will have no effect on the vote for this proposal.

Proposal Number 4. The non-binding advisory vote on how frequently we should seek an advisory vote on the compensation of our named executive officers will be approved if a majority of the votes present in person or by proxy and entitled to vote on the matter vote in favor of one of the alternatives on this proposal.  Shareholders are entitled to vote “1 YEAR,” “2 YEARS,” “3 YEARS” or “ABSTAIN” on this proposal. If none of the alternatives receives the majority of votes cast, the Company will consider the alternative that receives the highest number of votes cast by shareholders to be the frequency selected by the shareholders. Abstentions will have the same effect as a vote “against” the three alternatives in this proposal, and broker non-votes will have no effect on the vote for this proposal.

 Unless a contrary choice is indicated, all duly executed proxies will be voted in accordance with the instructions set forth on the proxy card.

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What constitutes a quorum?

As of the Record Date, 119,599,565 shares of our common stock were issued and outstanding. The presence, either in person or by proxy, of the holders of thirty-three and one-third percent (33.3%) of these outstanding shares is necessary to constitute a quorum for the Annual Meeting. Abstentions and broker non-votes are counted as present and entitled to vote for purposes of determining a quorum.

How do I vote?

Record Holders:

1.	Vote by Internet. Follow the VOTE BY INTERNET instructions on your proxy card.
2.	Vote by phone. Follow the VOTE BY PHONE instructions on your proxy card.
3.	Vote by mail. Follow the VOTE BY MAIL instructions on your proxy card (a postage-paid envelope is provided for mailing in the United States).
4.	Vote in person. Attend and vote at the Annual Meeting.

If you vote by phone or Internet, please DO NOT mail your proxy card.

Beneficial Owners (Holding Shares in Street Name):

1.	Vote by Internet. Follow the VOTE BY INTERNET instructions on the enclosed voting instruction form.
2.	Vote by phone. Follow the VOTE BY PHONE instructions on the enclosed voting instruction form.
3.	Vote by mail. Follow the VOTE BY MAIL instructions on the enclosed voting instruction form (a postage-paid envelope is provided for mailing in the United States).
4.	Vote in person. Obtain a valid legal proxy from the organization that holds your shares and attend and vote at the Annual Meeting.

If you vote by phone or Internet, please DO NOT mail your voting instruction form.

What is the difference between being a “record holder” and “holding shares in street name?”

Most shareholders of the Company hold their shares in a stock brokerage account or through a nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Record Holders: If your shares are registered directly in your name with our Company’s transfer agent, Broadridge, you are considered the shareholder of record with respect to those shares, and these proxy materials are being sent directly to you by the Company. As the shareholder of record, you have the right to grant your voting proxy directly to us or to vote in person at the Annual Meeting. We have enclosed a proxy card for you to use.

If you hold your shares in “street name”: If your shares are held in a stock brokerage account or by a nominee, you are considered the beneficial owner of the shares which are held in “street name” and these proxy materials are being forwarded to you by your nominee, who is considered the shareholder of record with respect to these shares. As the beneficial owner, you have the right to direct your nominee on how to vote and are also invited to attend the Annual Meeting. However, since you are not the shareholder of record, you may not vote these shares in person at the Annual Meeting unless you request, complete and deliver a legal proxy from your nominee. Your nominee has enclosed a voting instruction card for you to use in directing the nominee how to vote your shares.

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What happens if I return my signed proxy card but forget to indicate how I want my shares of common stock voted?

If you sign, date and return your proxy and do not mark how you want to vote, your proxy will be counted as a vote “FOR” all of the nominees for directors and “FOR” all of the other proposals.

What happens if I do not instruct my broker how to vote or if I mark “abstain” or “withhold authority” on the voting instruction form?

If you mark your voting instruction form “abstain” your vote will have the same effect as a vote against the proposal. A “withhold” vote with respect to the director nominee will have no effect on the election of that nominee. If you do not instruct your broker how to vote, your broker may, but is not obligated to, vote for you on “routine” proposals but not on “non-routine” proposals. The ratification of our auditor is considered a routine matter, but all of the other proposals are considered non-routine matters. Therefore, if you do not vote on the non-routine matters or provide voting instructions, your broker will not be allowed to vote your shares on those matters and your broker will return your proxy card with no vote (the “non-vote”) on the non-routine matter. Some brokers have adopted a policy of not voting on routine matters, which means your broker will not be allowed to vote your shares on routine matters, either, and your broker will return your proxy card with no vote (the “non-vote”) on the routine matter. Broker non-votes with respect to a matter will not be considered as present and entitled to vote with respect to that matter and thus will have no effect on the vote for that matter.

Can I revoke or change my voting instructions before the meeting?

For shares that are held in "street name", the shareholder must follow the directions provided by its bank, broker or other intermediary for revoking or modifying voting instructions. For shares that are registered in the shareholder's own name, the proxy may be revoked by written notification to the Company Secretary prior to its exercise and providing relevant name and account information, submitting a new proxy card with a later date (which will override the earlier proxy) or voting in person at the Annual Meeting.

Who will count the vote?

A Broadridge representative will tabulate the votes and act as inspector of election at the Annual Meeting.

Where can I find the voting results of the Annual Meeting?

We intend to publish the final results in a current report on Form 8-K within four business days after the end of the Annual Meeting.

What does it mean if I get more than one a proxy card or voting instruction form?

It means that you hold shares registered in more than one account. You must return all a proxy cards or voting instruction forms to ensure that all of your shares are voted.

How many copies of the Proxy Statement or Annual Report to Shareholders will I receive if I share my mailing address with another security holder?

Unless we have been instructed otherwise, we are delivering only one Proxy Statement or Annual Report to Shareholders to multiple security holders sharing the same address. This is commonly referred to as “householding.” We will, however, deliver promptly a separate copy of the Proxy Statement or Annual Report to Shareholders to a security holder at a shared address to which a single copy of such documents was delivered, on written or oral request. Requests for copies of the Proxy Statement or Annual Report to Shareholders or requests to cease householding in the future should be directed to: Secretary, Lightwave Logic, Inc., 369 Inverness Parkway, Suite 350, Englewood, CO 80112. Telephone 720-340-4949. If you share an address with another shareholder and wish to receive a single copy of these documents, instead of multiple copies, you may direct this request to us at the address or telephone number listed above. Shareholders who hold shares in “street name” may contact their brokerage firm, bank, broker-dealer or other similar organization to request information about householding.

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How can I obtain additional proxy materials or other Company materials?

The proxy materials and Annual Report included in this package, along with the Company’s other SEC filings, are available on the under the “Investors” page of the Company’s website at www.lightwavelogic.com. Any shareholder desiring additional proxy materials, a copy of any other document incorporated by reference in this Proxy Statement, or a copy of the Company’s amended and restated bylaws should contact the Company’s Secretary. Requests should be directed to: Secretary, Lightwave Logic, Inc., 369 Inverness Parkway, Suite 350, Englewood, CO 80112. Telephone 720-340-4949.

Who pays for the cost of this proxy solicitation?

The Company pays for the cost of soliciting proxies on behalf of the Board of Directors. We have retained Morrow Sodali LLC, 470 West Ave., Stamford, Connecticut 06902, to aid in the solicitation of proxy materials for the estimated fee of $7,500 plus expenses. The Company also will reimburse brokerage firms and other custodians, nominees and fiduciaries for their reasonable expenses in forwarding proxy material to beneficial owners. Subject to SEC Rule 14a-16, proxies may be solicited by mail, telephone, email, other electronic means or in person. Directors, officers and regular, full-time employees of the Company, none of whom will receive any additional compensation for their services, may by telephone, facsimile, email or other electronic means or personally, request the return of proxies.

Who are the largest principal shareholders?

See “Voting Securities and Principal Holders Thereof” elsewhere in this Proxy Statement for a table setting forth each owner of greater than 5% of the Company’s common stock as of the Record Date.

What percentages of stock do the directors and officers own?

Together, they own approximately 5.3% of our Company common stock as of the Record Date. For information regarding the ownership of our common stock by management, see the section entitled “Voting Securities and Principal Holders Thereof” elsewhere in this Proxy Statement.

Do I have dissenters’ rights of appraisal?

Under Nevada Revised Statutes, our shareholders are not entitled to appraisal rights with respect to any of the items proposed to be voted upon at the Annual Meeting.

Where can I find general information about the Company?

General information about us can be found on our website at www.lightwavelogic.com. The information on our website is for informational purposes only and should not be relied upon for investment purposes. The information on our website is not incorporated by reference into this Proxy Statement and should not be considered part of this or any other report that we file with the Securities and Exchange Commission (“SEC”). We make available free of charge, either by direct access on our website or a link to the SEC’s website, our Annual Report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and amendments to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), as soon as reasonably practicable after such reports are electronically filed with, or furnished to, the SEC. Our reports filed with, or furnished to, the SEC are also available directly at the SEC’s website at www.sec.gov.

ALL PROXIES RECEIVED WILL BE VOTED IN ACCORDANCE WITH THE CHOICES SPECIFIED ON SUCH PROXIES. PROXIES WILL BE VOTED IN FAVOR OF EACH DIRECTOR NOMINEE AND FOR A PROPOSAL IF NO CONTRARY SPECIFICATION IS MADE. ALL VALID PROXIES OBTAINED WILL BE VOTED AT THE DISCRETION OF THE PERSONS NAMED IN THE PROXY WITH RESPECT TO ANY OTHER BUSINESS THAT MAY COME BEFORE THE ANNUAL MEETING.

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INFORMATION REGARDING DIRECTORS, EXECUTIVE

OFFICERS AND CORPORATE GOVERNANCE

BOARD OF DIRECTORS

Our amended and restated bylaws provide that the number of directors who constitute our Board of Directors is determined by resolution of the Board of Directors, but the total number of directors constituting the entire Board of Directors shall not be less than one or more than nine. Our Board of Directors currently consists of seven directors. Our Board of Directors is divided into three classes, as nearly equal in number as possible, designated: Class I, Class II and Class III, with staggered terms of office and with each director serving for a term ending on the date of the third annual meeting following the annual meeting at which such director was elected; provided that the term of each director shall continue until the election and qualification of a successor and be subject to such director's earlier death, resignation or removal.

The names of our directors, including the two (2) nominees to be elected at the Annual Meeting, and certain information about each of them are set forth below.

The Company’s Nominating and Corporate Governance Committee may evaluate individuals in the future to consider additional members for our Board of Directors following the Annual Meeting. Proxies cannot be voted for a greater number of persons than the number of nominees named.

Identity of Directors

Name	Age	Year First Elected Director	Positions/Committees	Director Class/ Term	Independent
Michael S. Lebby	63	2015	CEO, COB	Class II Expires 2025	no
James S. Marcelli	76	2008	P, COO, S, ED	Class III Expires 2026	no
Ronald A Bucchi	69	2012	LD, AC*, FE, NCGC	Class II Expires 2025	yes
Siraj Nour El-Ahmadi	59	2013	CC*, NCGC, OC	Class I Expires 2024	yes
Frederick J. Leonberger	76	2017	NCGC*, CC, OC	Class I Expires 2024	yes
Craig Ciesla	51	2022	AC, NCGC	Class II Expires 2025	yes
Laila S. Partridge	59	2023	AC, NCGC	Class III Expires 2026	yes

AC - Audit Committee

CEO - Chief Executive Officer

COB - Chair of the Board of Directors (executive)

LD – Lead Director

CC - Compensation Committee

ED – Employee Director

FE - Financial Expert

NCGC – Nominating and Corporate Governance Committee

P, COO, S – President, Chief Operating Officer, Secretary

OC – Operations Committee

* Committee Chair

Business experience of Directors

Dr. Michael Lebby. Dr. Lebby has served as our Chief Executive Officer since May 1, 2017 and as a director of our Company since August 26, 2015. He was appointed Chair of the Board effective October 1, 2022. Dr. Lebby also previously served a member of our Operations Committee until April 30, 2017. Dr. Lebby is in charge of the overall general management of the Company and supervision of Company policies, setting the Company’s strategies, formulating and overseeing the Company’s business plan, raising capital, expanding the Company’s management team and the general promotion of the Company. From June 2013 to 2015, Dr. Lebby has served as President and CEO of OneChip Photonics, Inc., a privately held company headquartered in Ottawa, Canada. OneChip Photonics developed low-cost, small-footprint, high-performance indium phosphide (InP)-based photonic integrated circuits (PICs) and PIC-based optical sub-assemblies (OSAs) for the Data Center markets. Also, from 2013 to 2015 Dr. Lebby served as part-time full professor, and chair of optoelectronics at Glyndwr University in Wales, UK, to bring forward advanced materials, device, and integrated photonics-based technologies for the datacenter and high-performance computing markets. During the period 2014 to 2016, Dr. Lebby focused on a foundry-based model for InP-based photonic integrated circuits (PICs) and optoelectronic integrated circuits (OEICs) in the datacenter segment and was instrumental in assembling California’s proposal (via USC) to the Federal Government for an integrated photonics manufacturing institute. Dr. Lebby is co-chair of the datacom and also co-chair of the polymer technical teams for the International Photonics System Roadmap (IPRS) efforts to roadmap technologies for the next two-three decades. Dr. Lebby has been chair of the PIC International conference for the past seven years, which is held annually in Europe. Dr. Lebby regularly authors articles for technical journals and magazines, participates in many interviews with technical and investment media, and gives both financial/banking as well as technical presentations for Lightwave Logic, Inc. Dr. Lebby holds a Ph.D., a higher doctorate in engineering (D. Eng), a MBA, and a bachelor’s degree, all from the University of Bradford, United Kingdom. Dr. Lebby has over 230 issued utility patents with the USPTO. This number expands to over 450 if international derivative patents are included.

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Mr. James S. Marcelli. Mr. Marcelli has served as an officer and director of our Company since August 2008. Since May 2012, Mr. Marcelli has served as our Company’s President and Chief Operating Officer, and he was named our Secretary in March 2018. Previously, from August 2008 to April 2012, Mr. Marcelli served as our President and Chief Executive Officer. Mr. Marcelli is in charge of the day-to-day operations of our Company and its movement to a fully functioning commercial corporation, and also serves as our Company’s Principal Financial Officer. Since 2000, Mr. Marcelli has served as the president and chief executive officer of Marcelli Associates, a consulting company that offers senior management consulting, mentoring, and business development services to start-up and growth companies. Business segments Mr. Marcelli has worked with included an Internet networking gaming center, high-speed custom gaming computers, high tech manufacturing businesses and business service companies.

Mr. Ronald A. Bucchi. Mr. Bucchi has served as a director of our Company since June 11, 2012, and as our Lead Director since March 16, 2023. He currently also serves as the Chair of our Audit Committee and as a member of our Nominating and Corporate Governance Committee. Mr. Bucchi is currently a self-employed C.P.A., CGMA with a specialized practice that concentrates in CEO consulting, strategic planning, mergers, acquisitions, business sales and tax. He works with domestic and international companies. Mr. Bucchi is a former member of the board of directors of First Connecticut Bancorp, Inc., having served as Lead Director, Chair of the Audit Committee, Governance Chairman and a member of the Asset Liability Committee and Loan Committee. The Bank sold in September of 2018. He is currently a member of the Board of Directors of Baker Street Scientific, Inc., the Treasurer and a member of the Board of Directors of the Petit Family Foundation, Inc. and the Farmington Bank Foundation, Inc. He has served on numerous other community boards and is past Chairman of the Wheeler Clinic and the Wheeler YMCA. He is a member of the Connecticut Society of Certified Public Accountants, American Institute of Certified Public Accountants and Chartered Global Management Accountant. Mr. Bucchi is a graduate of the Harvard Business School Executive Education program with completed course studies in general board governance, audit and compensation and a graduate of Central Connecticut State University where he received his B.S. in Accounting.

Mr. Siraj Nour El-Ahmadi. Mr. El-Ahmadi has served as a director of our Company since October 2, 2013, and he currently serves as the Chair of our Compensation Committee and as a member of our Nominating and Corporate Governance Committee and Operations Committee. Since 2004, Mr. El-Ahmadi has served as Founder, President and Chief Executive Officer of Menara Networks, a developer of innovative products and solutions that simplify layered optical transport networks. Mr. El-Ahmadi has over 17 years of experience in optical transmission in particular and the telecom industry in general. Prior to founding Menara, Mr. El-Ahmadi served as Vice President-Marketing & Product Management at Nortel where he was responsible for the OPTera LH 4000 ULR product (acquired from Qtera) that achieved over $200M in revenues in its first two years. Prior to that, Mr. El-Ahmadi was the Product Architect & Vice President of Product Management at Qtera Corporation, a successful technology start-up acquired by Nortel in 2000 for $3.25 billion. Mr. El-Ahmadi also held a Senior Manager position at Bell Northern Research and worked as a Transmission Engineer at WilTel (WorldCom) where he evaluated and deployed the world’s first bidirectional EDFA and bi-directional WDM transmission. Mr. El-Ahmadi holds a BS and MS in Electrical Engineering from the University of Oklahoma, is a member of Eta Kappa Nu and is the inventor of 11 patents, issued or pending, in the area of optical communications. He has authored a number of publications and is a frequent speaker at telecom and optical networking events and conferences.

Dr. Frederick J. Leonberger. Dr. Leonberger has served as a director of our Company since April 1, 2017, and he currently serves as the Chair of our Nominating and Corporate Governance Committee and as a member of our Compensation Committee and Operations Committee. Since 2010, Dr. Leonberger has served as the Principal of EOvation Advisors LLC, a private technology and business advisory firm and presently serves as a board member for various private photonics companies and as a Professor at the Institute for Advanced Discovery & Innovation, University of South Florida. Dr. Leonberger is a widely known technologist and industry leader in the field of photonics and fiber optics. For the past 40 years he has been a leading contributor to the development of a variety of important optical devices, company leadership, product and business strategy, and commercialization. The integrated optical modulator technology he and his colleagues pioneered has been used pervasively for over 20 years to encode data at multi-Gb/s rates in long-haul fiber optic networks (the Internet "superhighways"). He previously served as senior vice president and chief technology officer of JDS Uniphase Corporation (JDSU, now Lumentum), a leading optical components company, from 1995 until his retirement in 2003, where he played a lead role in technology strategy, mergers and acquisitions and intellectual property activities. Prior to JDSU, he was co-founder and general manager of United Technologies Photonics (UTP), a high-speed optical modulator company, and held research management positions at United Technologies Research Center (UTRC) and MIT Lincoln Laboratory. Dr. Leonberger received a B.S.E. from the University of Michigan and a M.S. and Ph.D. from MIT, all in electrical engineering. He is a member of the National Academy of Engineering and the recipient of several industry awards.

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Dr. Craig Ciesla. Dr. Ciesla has served as a director of our Company since January 17, 2022, and he currently serves as a member of our Audit Committee and Nominating and Corporate Governance Committee. Since June 2017, Dr. Ciesla has served as the Vice President, Head of the Advanced Platforms and Devices Group at Illumina, a leading provider of DNA sequencing and array technologies, where he leads a team driving innovation in sequencing platforms, microfluidics, electronics, and nanofabrication. Prior to Illumina, from June 2016 to June 2017, he was Vice President of Engineering at Kaiam, where he was responsible for the development and production of 100G transceivers for the data-center market. He was also the founding CEO of Tactus Technology, an innovator in the user interface industry, where he was the co-inventor of Tactus’ polymer morphing screen technology. Before Tactus he had a variety of roles at Intel, JDSU (now Lumentum), Bookham (now Oclaro) and Ignis Optics developing a wide range of products in the fiber-optics market. He started his career at Toshiba Research Europe, where he performed early terahertz images of skin cancer. Dr. Ciesla holds a BSc (Hons.) in Applied Physics and Ph.D. in Physics from Heriot-Watt University in Edinburgh.

Ms. Laila Partridge. Ms. Partridge has served as a director of our Company since August 1, 2023, and she currently serves as a member of our Audit Committee and Nominating and Corporate Governance Committee. Ms. Partridge brings over 30 years of executive experience in technology, corporate innovation and finance to the Board– having worked with a wide range of technologies, including telecommunications, internet infrastructure, AI, internet of things and more. She was named by Boston Business Journal as one of the ten “2017 Women to Watch in Science and Technology". She currently serves as Founder and Chief Executive Officer of The HardTech Project, a new venture with a novel approach to early-stage hardware investing. She also currently serves on the board of directors of Cambridge Bancorp (NASDAQ: CATC) and is a member of its Audit Committee and Compensation Committee. Previously, she was Managing Director of the STANLEY + Techstars Accelerator where she directed a global effort for Stanley Black & Decker’s Chief Technology Officer to identify and invest in innovative technologies for industrial applications with an emphasis on electrification, sustainability and advanced manufacturing. Prior to that, she began her technology career at Intel Capital, serving as a Director of Strategic Investments. Ms. Partridge began her career as a VP of Corporate Banking at Wells Fargo, where she led complex corporate finance transactions for the Company’s senior secured debt agencies in the Midwest.

The Board of Directors believes that each of the Directors named above has the necessary qualifications to be a member of the Board of Directors. Each Director has exhibited during his/her prior service as a director the ability to operate cohesively with the other members of the Board of Directors. Moreover, the Board of Directors believes that each director brings a strong background and skill set to the Board of Directors, giving the Board of Directors as a whole competence and experience in diverse areas, including corporate governance and board service, finance, management and industry experience.

During the past ten years, none of our directors or nominees for director have been involved in any of the proceedings described in Item 401(f) of Regulation S-K.

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Transactions with Related Persons

None.

Policies and Procedures for Related-Party Transactions

Our Audit Committee considers and approves or disapproves any related person transaction as required by NASDAQ regulations pursuant to the provisions of the Charter of the Audit Committee of the Board of Directors.

Section 16(a) Reports

Section 16(a) of the Securities Exchange Act of 1934 requires that our executive officers and directors, and persons who own more than ten percent of a registered class of our equity securities, file reports of ownership and changes in ownership with the SEC. Executive officers, directors and greater-than-ten percent shareholders are required by SEC regulations to furnish us with all Section 16(a) forms they file. To the best of our knowledge, based solely upon a review of Forms 3 and 4 and amendments thereto furnished to our Company during its most recent fiscal year and Forms 5 and amendments thereto furnished to our Company with respect to its most recent fiscal year, and any written representation referred to in paragraph (b)(1) of Item 405 of Regulation S-K, all of our executive officers, directors and greater-than-ten percent shareholders complied with all Section 16(a) filing requirements.

CORPORATE GOVERNANCE

Code of Ethics

Our Company has adopted a Code of Ethics and Business Conduct which constitutes a “code of ethics” as defined by applicable SEC rules and a “code of conduct” as defined by applicable NASDAQ rules. Our Code of Ethics and Business Conduct applies to all of the Company’s employees, including its principal executive officer, principal accounting officer, and our Board of Directors. A copy of our Code of Ethics and Business Conduct is available for review on the “Investors” page of the Company’s website at lightwavelogic.com. Requests for a copy of the Code of Ethics and Business Conduct should be directed to Secretary, Lightwave Logic, Inc., 369 Inverness Parkway, Suite 350, Englewood, CO 80112. Telephone 720-340-4949. The Company intends to disclose any changes in or waivers from its Code of Ethics and Business Conduct by posting such information on its website or by filing a Form 8-K.

Director Independence Standards

Applicable NASDAQ rules require a majority of a listed company’s board of directors to be comprised of independent directors. In addition, the NASDAQ rules require that, subject to specified exceptions, each member of a listed company’s audit, compensation and nominating and corporate governance committees be independent and that audit committee members also satisfy independence criteria set forth in Rule 10A-3 under the Exchange Act. Under applicable NASDAQ rules, a director will only qualify as an “independent director” if, in the opinion of the listed company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In order to be considered independent for purposes of Rule 10A-3, a member of an audit committee of a listed company may not, other than in his/her or her capacity as a member of the audit committee, the board of directors, or any other board committee, accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries or otherwise be an affiliated person of the listed company or any of its subsidiaries.

Director Independence

In April 2024, our Board of Directors undertook a review of the composition of our Board of Directors and its committees and the independence of each of our directors. Based upon information requested from and provided by each director concerning his/her background, employment and affiliations, including family relationships, our Board of Directors has determined that each of Ronald A. Bucchi, Siraj Nour El-Ahmadi, Frederick J. Leonberger, Craig Ciesla, and Laila Partridge are “independent directors” as defined under applicable NASDAQ Stock Market Rules and Exchange Act Rules. In making such determination, our Board of Directors considered the relationships that each such non-employee director has with our Company and all other facts and circumstances that our Board of Directors deemed relevant in determining his/her independence, including the beneficial ownership of our capital stock by each non-employee director. The members of our Board of Directors who are not “independent directors” are Michael S. Lebby and James S. Marcelli as a result of their executive officer status with our Company.

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There are no family relationships between any director, executive officer, or person nominated or chosen by the Company to become a director or executive officer.

Board Committees

Our Board of Directors has established the committees described below and may establish others from time to time. The charters for each of our committees are described below and are available on the “Investors” page of the Company’s website lightwavelogic.com. All of our committees are compliant with the NASDAQ Stock Market Rules.

Audit Committee

We have a separately designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. Our Audit Committee is comprised of Ronald A. Bucchi, Craig Ciesla and Laila Partridge. Prior to August 2023, Siraj Nour El-Ahmadi also served on our Audit Committee. After Ms. Partridge was appointed as a director in July 2023 and appointed to our Audit Committee in August 2023, Mr. El-Ahmadi resigned from our Audit Committee. Mr. Bucchi is the chairperson of the committee. Each member of the Audit Committee is “independent” within the meaning of Rule 10A-3 under the Exchange Act and the NASDAQ Stock Market Rules for Audit Committee purposes. Our Board of Directors has designated Ronald A. Bucchi as an “audit committee financial expert,” as such term is defined in Item 407(d)(5) of Regulation S-K.

The principal functions of the Audit Committee are to: (a) oversee the accounting and financial reporting processes of the Company and the audits of the financial statements of the Company; (b) oversee the Company’s enterprise risks, including but not limited to risks relating to the Company’s information technology use and protection, data governance, privacy, and cybersecurity, and the Company’s strategy to mitigate such risks; (c) oversee the Company’s relationship with its independent auditors, including selecting, evaluating and setting the compensation of, and approving all audit and non-audit services to be performed by, the independent auditors; (d) review the systems of internal controls that management and the Board have established; (e) oversee the quality and integrity of the Company’s Environmental, Social and Governance (“ESG”) reports and disclosures; (f) oversee the Company’s compliance with legal and regulatory requirements; and (g) facilitate communication among the Company’s independent auditors and the Company’s financial and senior management. The Audit committee may also exercise such other powers and authority as are set forth in the Charter of the Audit Committee of the Board of Directors, including reviewing related party transactions, and exercise such other powers and authority as shall from time to time be assigned thereto by resolution of the Board of Directors. The Audit Committee also has the power to investigate any matter brought to its attention within the scope of its duties and to retain counsel and advisors to fulfill its responsibilities and duties. During our last fiscal year, our Audit Committee held 4 meetings.

Audit Committee Report

The following Report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this Audit Committee Report by reference therein.

Role of the Audit Committee

The Audit Committee’s primary responsibilities are generally as follows:

1.	Oversee the accounting and financial reporting processes of the Company and the audits of the financial statements of the Company;

2.	Oversee the Company’s enterprise risks, including but not limited to risks relating to the Company’s information technology use and protection, data governance, privacy, and cybersecurity, and the Company’s strategy to mitigate such risks;

3.	Oversee the Company’s relationship with its independent auditors, including selecting, evaluating and setting the compensation of, and approving all audit and non-audit services to be performed by, the independent auditors;

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4.	Review the systems of internal controls that management and the Board have established;

5.	Oversee the quality and integrity of the Company’s Environmental, Social and Governance (“SG”) reports and disclosures;

6.	Oversee the Company’s compliance with legal and regulatory requirements; and

7.	Facilitate communication among the Company’s independent auditors and the Company’s financial and senior management.

The Audit Committee has implemented procedures to ensure that during the course of each fiscal year it devotes the attention that it deems necessary or appropriate to each of the matters assigned to it under the Audit Committee’s charter. In overseeing the preparation of the Company’s financial statements, the Audit Committee met with management and the Company’s outside auditors, including meetings with the outside auditors without management present, to review and discuss all financial statements prior to their issuance and to discuss significant accounting issues. Management advised the Audit Committee that all financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee discussed the statements with both management and the outside auditors. The Audit Committee’s review included discussion with the outside auditors of matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (PCAOB) and the SEC.

The Audit Committee has received the written disclosures and the letter from the Company’s outside auditors required by applicable requirements of the Public Company Accounting Oversight Board regarding the outside auditor’s communications with the Audit Committee concerning independence, and has discussed with the outside auditors the outside auditor's independence.

Recommendations of the Audit Committee. In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the Board approve the inclusion of the Company’s audited financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, for filing with the SEC.

This Audit Committee Report has been furnished by the Audit Committee of the Board of Directors.

Ronald A. Bucchi

Craig Ciesla

Laila Partridge

Compensation Committee

Our Compensation Committee is comprised of Siraj Nour El-Ahmadi and Frederick J. Leonberger, with Mr. El-Ahmadi being the chairperson of the Compensation Committee. Our Board of Directors has determined that each member of the Compensation Committee is an independent director for compensation committee purposes as that term is defined in the applicable rules of NASDAQ and the Exchange Act, is a “non-employee director” within the meaning of Rule 16b-3(d)(3) promulgated under the Exchange Act and is an “outside director” within the meaning of Section 162(m) of the Internal Revenue Code, as amended. The Compensation Committee’s purpose and powers are to (a) set compensation for executive officers and directors, (b) monitor incentive and equity-based compensation plans; (c) review and oversee the succession planning process for the CEO and other executive officers; (d) review, key organizational culture and human capital management strategies; (e) review and discuss with management the Company’s compensation discussion and analysis and file reports thereon and other reports as necessary; (f) exercise such other powers and authority as are set forth in a charter of the Compensation Committee of the Board of Directors; and (g) exercise such other powers and authority as shall from time to time be assigned thereto by resolution of the Board of Directors.

Our Compensation Committee has the authority to delegate any of its responsibilities, along with the authority to take action in relation to such responsibilities, to one or more subcommittees as the committee may deem appropriate in its sole discretion. If the Committee elects to delegate any authority to a subcommittee, the subcommittee shall be comprised of at least two members who qualify as "non-employee directors" for the purposes of Rule 16b-3 under the Exchange Act, and as "outside directors" for the purposes of Section 162(m) of the Internal Revenue Code, as amended. The Compensation Committee is not precluded from accepting solely recommendations from executive officers regarding the amount or form of executive and director compensation. During 2023, our executive officers provided such recommendations.

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The Compensation Committee also has the power to investigate any matter brought to its attention within the scope of its duties, and to retain counsel and advisors to fulfill its responsibilities and duties. During our last fiscal year, our Compensation Committee held 4 meetings.

During October 2021, our Compensation Committee engaged Pearl Meyer, as compensation consultants to provide independent consulting services in the form of an Executive Compensation Competitive Assessment, with Findings and Directional Recommendations, in support of the Committee’s objectives related in general to the competitiveness of our Company’s executive compensation program. The scope of work consisted of assisting the Company (a) conduct an Executive Compensation analysis to assess market competitiveness and (b) develop recommendations for new and/or revised compensation programs. Pearl Meyer delivered its final report to the Compensation Committee in November 2021. The Compensation Committee considered Pearl Meyer’s Executive Compensation Competitive Assessment, along with the results of the most recent shareholder advisory vote on executive compensation (Say on Pay Vote) in January 2022, in determining the terms of the Company’s 2022 executive compensation program, and again in March 2023, in determining the terms of the 2023 executive compensation program.

During November 2023, our Compensation Committee engaged Meridian Compensation Partners (“Meridian”), as compensation consultants to provide independent advice to the Compensation Committee in connection with matters pertaining to executive and outside director compensation. Meridian delivered a final report on executive benchmarking to the Compensation Committee in December 2023 and a draft report on director compensation in February 2024. The Compensation Committee will consider Meridian’s final report relating to executive compensation, along with the results of the most recent shareholder advisory vote on executive compensation (Say on Pay Vote) during 2024, to determine the terms of the Company’s 2024 executive compensation program.

Nominating and Corporate Governance Committee

Our Nominating and Corporate Governance Committee is comprised of Frederick J. Leonberger, Ronald A. Bucchi, Siraj Nour El-Ahmadi, Craig Ciesla and Laila Partridge, with Dr. Leonberger being the chairperson of the Nominating and Corporate Governance Committee. Our Board of Directors has determined that each of the committee members is an independent director for Nominating and Corporate Governance Committee purposes as that term is defined in the applicable rules of NASDAQ and the Exchange Act. The Nominating and Corporate Governance Committee’s purpose and powers are to: (a) identify potential qualified nominees for director and recommend to the Board of Directors for nomination candidates for the Board of Directors; (b) develop the Company's corporate governance guidelines and additional corporate governance policies; (c) exercise such other powers and authority as are set forth in a charter of the Nominating and Corporate Governance Committee of the Board of Directors; and (d) exercise such other powers and authority as shall from time to time be assigned thereto by resolution of the Board of Directors.

The Nominating and Corporate Governance Committee also has the power to investigate any matter brought to its attention within the scope of its duties and to retain counsel and advisors to fulfill its responsibilities and duties. During our last fiscal year, our Nominating and Corporate Governance Committee held 4 meetings.

The directors standing for reelection at the Annual Meeting have expressed their willingness to serve as a director.

When new candidates for our Board of Directors are sought, all of our directors evaluate each candidate for nomination as director within the context of the needs and the composition of the Board of Directors as a whole. The Board of Directors conducts any appropriate and necessary inquiries into the backgrounds and qualifications of candidates. When evaluating director nominees, our Board of Directors generally seeks to identify individuals with diverse, yet complementary backgrounds. Our directors consider both the personal characteristics and experience of director nominees, including each nominee’s independence, diversity, age, skills, expertise, time availability and industry background in the context of the needs of the Board of Directors and the Company. The Board of Directors believes that director nominees should exhibit proven leadership capabilities and experience at a high level of responsibility within their chosen fields, and have the experience and ability to analyze business and/or scientific issues facing our Company. In addition to business expertise, the Board of Directors requires that director nominees have the highest personal and professional ethics, integrity and values and, above all, are committed to representing the long-term interests of our shareholders and other stakeholders. To date, all new candidates have been identified and recommended by members of our Board of Directors, including management and non-management directors, our principal executive officer, and other executive officers, and we have not paid any fee to a third party to assist in the process of identifying or evaluating director candidates.

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Our directors will consider candidates for nomination as director who are recommended by a shareholder and will not evaluate any candidate for nomination for director differently because the candidate was recommended by a shareholder. To date, we have not received or rejected any suggestions for a director candidate recommended by any shareholder or group of shareholders owning more than 5% of our common stock.

When submitting candidates for nomination to be elected at our annual meeting of shareholders, shareholders should follow the following notice procedures and comply with applicable provisions of our amended and restated bylaws. To consider a candidate recommended by a shareholder for nomination at the 2025 Annual Meeting of Shareholders, the recommendation must be delivered or mailed to and received by our Secretary within the time periods discussed elsewhere in this Proxy Statement under the heading “Shareholder Proposals for 2025 Annual Meeting.” The recommendation must include the information specified in our amended and restated bylaws for shareholder nominees to be considered at an annual meeting. The secretary will forward any timely recommendations containing the required information to our independent directors for consideration.

On November 9, 2023, our Board of Directors adopted our amended and restated bylaws, which primarily: (i) amended the advance notice provision for shareholder nominations and proposals, and inserted additional provisions, including, (a) updating the deadline for shareholders to submit notice to the Company of nominations and proposals (other than a shareholder proposal submitted under Rule 14a-8 of the Securities Exchange Act of 1934, as amended) to be not less than 120 days nor more than 150 days prior to the one-year anniversary of the Company’s proxy statement for the annual meeting for the preceding year, (b) requiring matters to be brought before an annual meeting to be brought only by a shareholder who is a shareholder of record of the Company, (c) requiring the inclusion of certain information about the shareholder and any Interested Person as defined in the amended and restated bylaws, (d) compliance with other matters and the submission of certain information, all as more fully described in the amended and restated bylaws; (ii) amending the range of dates that the Board may fix as the record date for a meeting; (iii) amending the maximum age of directors; (iv) amending the voting threshold to remove a director from office; (v) making other changes to reflect updates in technology; and (vi) making other ministerial and conforming changes.

Other than described above, no material changes to the procedures by which our shareholders may recommend nominees to our Board of Directors has occurred since we last provided disclosure regarding these procedures in our Definitive Schedule 14A filed on April 14, 2023.

Operations Committee

Our Board of Directors has established an Operations Committee in order to utilize the talent of its members of the Board of Directors on a temporary basis for various short-term Company projects. Dr. Frederick Leonberger became a director of our Company on April 1, 2017 and was appointed to serve on the Company’s Operations Committee at that time. Siraj Nour El-Ahmadi became a director of our Company on November 1, 2013 and was appointed to serve on the Company’s Operations Committee on September 1, 2020. The Operations Committee operates as an “as needed” committee. The Operations Committee shall assist the board of directors and the Company’s management by providing general assistance relating to the applicable needs of the Company during the time the board of directors activates the committee. The Operations Committee may be activated and deactivated at any time by the board of directors. The Operations Committee Charter is available to shareholders on our website at www.lightwavelogic.com. During our last fiscal year, our Operations Committee held 6 meetings.

Meetings of the Board and Committees; Meeting Attendance

During 2023, there were 5 meetings of the Board of Directors. During fiscal 2023, all of the directors attended over 75% of the Board and committee meetings for which the directors served. The Board of Directors also acted at times by unanimous written consent, as authorized by our amended and restated bylaws and the Nevada Revised Statutes.

We have no policy regarding the attendance of the members of our Board of Directors at our annual meetings of security holders. All of the members of our Board of Directors attended our 2023 annual meeting.

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Board Leadership Structure

Our amended and restated bylaws provide the Board of Directors with flexibility to combine or separate the positions of Chair of the Board of Directors and Principal Executive Officer in accordance with its determination that utilizing one or the other structure is in the best interests of our Company. Our current structure is that one person, Dr. Michael S. Lebby, serves as our Chief Executive Officer and Chairman of the Board of Directors. Dr. Michael S. Lebby serves as our Principal Executive Officer and is responsible for the overall general management of the Company and supervision of Company policies, setting the Company’s strategies, formulating and overseeing the Company’s business plan, raising capital, expanding the Company’s management team and the general promotion of the Company. He also performs certain functions related to our corporate governance, including coordinating certain board activities with our lead independent director, setting relevant items on the agenda and ensuring adequate communication between the Board of Directors and management, which he does in conjunction with the other independent directors, including our lead independent director. Our Company’s lead independent director is Ronald A. Bucchi. Mr. Bucchi’s duties include, among other things, serving as the chair of the independent directors, serving as the principal liaison between the independent directors and the chairman of the Board of Directors, and advising and coordinating with the Chair of the Board of Directors on various board matters. Our Board of Directors has determined that presently, this leadership structure is appropriate for the size of our Company.

Risk Oversight

The Board oversees risk management directly and through its committees associated with their respective subject matter areas. Generally, the Board oversees risks that may affect the business of the Company as a whole, including operational matters. The Audit Committee is responsible for oversight of the Company’s accounting and financial reporting processes and also discusses with management the Company’s financial statements, internal controls and other accounting and related matters. The Compensation Committee oversees certain risks related to compensation programs and the Nominating and Corporate Governance Committee oversees certain corporate governance risks. As part of their roles in overseeing risk management, these Committees periodically report to the Board regarding briefings provided by management and advisors as well as the Committees’ own analysis and conclusions regarding certain risks faced by the Company. Management is responsible for implementing the risk management strategy and developing policies, controls, processes and procedures to identify and manage risks. The interaction with management occurs not only at formal board and committee meetings, but also through periodic and other written and oral communications.

Shareholder Communications with the Board

Shareholders who desire to communicate with the Board of Directors, or a specific director, may do so by sending the communication addressed to either the Board of Directors or any director, c/o Lightwave Logic, Inc., 369 Inverness Parkway, Suite 350, Englewood, CO 80112. These communications will be delivered to the Board, or any individual director, as specified.

Hedging Disclosure/Insider Trading

Under our Insider Trading Policy, our Covered Employees (all executive officers, directors, employees, and agents of the Company, and its subsidiaries, and the Immediate Family Members (as defined in the policy) of executive officers, directors and employees of the Company are prohibited from engaging in the following transactions at any time: (i) engaging in short sales of our securities; (ii) trading in put options, call options or other derivative securities on our securities, unless advance approval for the transaction is obtained from the compliance officer of the policy; (iii) holding our securities in a margin account or otherwise pledging our securities as collateral for loan, unless advance approval for the transaction is obtained from the compliance officer of the policy; and (iv) engaging in hedging or monetization transactions or similar arrangements with respect to our securities. Additionally, our Section 16 Insiders (the Company’s directors, executive officers and holders of more than 10% of the outstanding shares of any class of the Company’s securities registered under Section 12 of the Exchange Act) are prohibited from engaging in short term trading of our securities.

Our Company’s insider trading policy was adopted to govern the purchase and sale of our Company’s securities by our directors, officers, and other employees to ensure these transactions are conducted in compliance with applicable securities laws, and in particular, to ensure avoiding trading in the Company’s securities while in possession of material, non-public information about our Company. A copy of our Insider Trading Policy was included as Exhibit 19.1 to our Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023.

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Clawback Policy

On November 9, 2023, our Company adopted a compensation recovery policy (a “clawback policy”) as required under the Dodd-Frank Act and in accordance with the NASDAQ’s listing rules, in each case relating to recovering erroneously awarded compensation in the event that the Company is required to prepare an accounting restatement. A copy of the policy was included as Exhibit 97.1 to our Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023.

Diversity Matrix

The following Board Diversity Matrix presents our Board of Directors diversity statistics in accordance with Nasdaq Rule 5606, as self-disclosed by our directors.

Board Diversity Matrix (As of April 11, 2024)(1)
Total Number of Directors 7
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	1	6	0	0
Part II: Demographic Background
African American or Black	0	1	0	0
Alaskan Native or Native American	0	0	0	0
Asian	0	0	0	0
Hispanic or Latinx	0	0	0	0
Native Hawaiian or Pacific Islander	0	0	0	0
White	0	6	0	0
Two or More Races or Ethnicities	0	0	0	0
LGBTQ+	0
Did Not Disclose Demographic Background	0

1.	The changes from our 2023 Board Diversity Matrix (included in our proxy statement for our 2023 Annual Meeting of Shareholders) are that (i) our Company has seven directors in 2024, one more director than in 2023; and (ii) our new director is female.

In the process of searching for qualified persons to serve on the Board, the Nominating and Governance Committee strives for the inclusion of diverse groups (including diversity of age, gender, race, ethnicity, sexual orientation and gender identity), knowledge, and viewpoints. The Board recognizes, however, that the representation of specific qualities or groups may vary over time. When new candidates for our Board of Directors are sought, all of our directors evaluate each candidate for nomination as director within the context of the needs and the composition of the Board of Directors as a whole. When evaluating director nominees, our Board of Directors generally seeks to identify individuals with diverse, yet complementary backgrounds. Our directors consider both the personal characteristics and experience of director nominees, including each nominee’s independence, diversity, age, skills, expertise, time availability and industry background in the context of the needs of the Board of Directors and the Company. The Board of Directors believes that director nominees should exhibit proven leadership capabilities and experience at a high level of responsibility within their chosen fields, and have the experience and ability to analyze business and/or scientific issues facing our Company. In addition to business expertise, the Board of Directors requires that director nominees have the highest personal and professional ethics, integrity and values and, above all, are committed to representing the long-term interests of our shareholders and other stakeholders.

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EXECUTIVE OFFICERS

Identity of Executive Officers

Name	Age	Position
Michael S. Lebby	63	Chair of Board, Chief Executive Officer
James S. Marcelli	76	Director, President, Chief Operating Officer, Secretary

Business Experience of Executive Officers

The business experience of Messrs. Lebby and Marcelli is described above under the caption “Business Experience of Directors.”

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

The Compensation Committee of our Board of Directors oversees, reviews and approves all compensation decisions relating to our named executive officers. Our Compensation Committee was formed on June 30, 2021. Prior to that time, our Company’s entire Board of Directors served as our compensation committee and performed these functions. In the discussion that follows, “executive officers” or “executives” refers to our 2023 named executive officers, Messrs. Lebby and Marcelli, and unless the context otherwise requires, all references to the “Compensation Committee” means our entire Board of Directors prior to June 30, 2021 and means our separate standing Compensation Committee after June 30, 2021. A discussion of the policies and decisions that shape our executive compensation program, including the specific objectives and elements, is set forth below.

Executive Compensation Objectives and Philosophy

The objective of our executive compensation program is to attract, retain and motivate talented executives who are critical for the continued growth and success of our Company and to align the interests of these executives with those of our shareholders. To this end, our compensation programs for executive officers are designed to achieve the following objectives:

•	attract talented and experienced executives to join the Company;

•	motivate, reward and retain executives whose knowledge, skills and performance are critical to our success;

•	be “market-based” and reflect the competitive environment for personnel;

•	focus executive behavior on achievement of our corporate mission and long-term corporate objectives and strategy;

•	be affordable, within the context of our operating expense model;

•	be fairly and equitably administered;

•	reflect our values; and

•	align the interests of management and shareholders by providing management with longer-term incentives through equity ownership.

To achieve these objectives, the Compensation Committee reviews the allocation of compensation components regularly to help ensure alignment with strategic and operating goals, competitive market practices and our changing business needs. The Compensation Committee focuses on simplicity and flexibility wherever possible. During 2023, the Compensation Committee did not apply a specific formula to determine the allocation between cash and non-cash forms of compensation or determining cash bonus compensation. Certain compensation components, such as base salaries, bonuses, benefits and perquisites, are intended primarily to attract and retain qualified executives. Other compensation elements, such as long-term equity opportunities, are designed to strongly align named executive officers’ interests with those of shareholders.

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Elements of Executive Officer Compensation

During 2023, the primary elements of our executive officer compensation program were:

•	annual base salary;

•	cash bonus compensation; and

•	long-term equity compensation in the form of stock option grants, with the objective of aligning the executive officers’ long-term interests with those of the shareholders.

During 2023, the Compensation Committee did not have any formal or informal policy for determining cash bonus compensation, allocating compensation between long-term and short-term compensation, between cash and non-cash compensation, or among the different forms of non-cash compensation for fiscal year 2023. Instead, the Compensation Committee determined what it believed to be the appropriate level and mix of the various compensation components (with input from the Nominating and Corporate Governance Committee), based upon Company performance against stated objectives and individual performance. Target bonus compensation was set as a percentage of salary: Dr Lebby’s annual bonus target amount was set at 50% of his annual base salary, and Mr. Marcelli’s annual bonus target amount was set at 40% of his annual base salary.

In establishing overall executive compensation levels and making specific compensation decisions for the executive officers in 2023, the Compensation Committee considered a number of criteria, including the executive officer’s position, their applicable employment agreement, prior compensation levels, scope of responsibilities, prior and current period performance, attainment of individual and overall company performance objectives and retention concerns. In addition, the Compensation Committee considered the results of the advisory vote by shareholders on the "say-on-pay" proposal presented to shareholders in the past. Therefore, with respect to annual base salary and long-term equity compensation, our 2023 executive compensation approach was overall generally in line with the historic executive compensation approach previously approved by our shareholders in the past. Additionally, to determine 2023 cash bonus compensation, the Compensation Committee considered certain financial, strategic and operational goals that were achieved by our Company during 2023. The Compensation Committee expects to use the same approach it used in 2023 in establishing overall executive compensation levels and making specific compensation decisions for the executive officers in 2024.

In considering compensation of executives, one of the factors the Board of Directors takes into account is the anticipated tax treatment of various components of compensation. Our Board’s strategy is to be cost and tax efficient and the Board intends to preserve corporate tax deductions where possible, while maintaining the flexibility in the future to approve arrangements that it deems to be in our best interests and the best interests of our shareholders, even if such arrangements do not always qualify for full tax deductibility. Section 162(m) of the Internal Revenue Code, which generally disallows a tax deduction for certain compensation in excess of $1 million to our named executive officers, had an effect on us due to the 2021 compensation levels of named executive officers related to cash bonuses. Section 162(m) did not have an effect on our Company for our 2022 and 2023 compensation levels of named executive officers, and we do not expect Section 162(m) to have an effect on us for such 2024 compensation levels.

The Compensation Committee performs a review of compensation for our executive officers annually. As part of this review, the Compensation Committee takes into consideration its understanding of external market data, including companies competing in our industry. During October 2021, our Compensation Committee engaged Pearl Meyer, as compensation consultants to provide independent consulting services in the form of an Executive Compensation Competitive Assessment, with Findings and Directional Recommendations, in support of the Committee’s objectives related in general to the competitiveness of our Company’s executive compensation program. The scope of work consisted of assisting the Company (a) conduct an Executive Compensation analysis to assess market competitiveness and (b) develop recommendations for new and/or revised compensation programs. Pearl Meyer delivered its final report to the Compensation Committee in November 2021. The Compensation Committee considered Pearl Meyer’s Executive Compensation Competitive Assessment, along with the results of the most recent shareholder advisory vote on executive compensation (Say on Pay Vote) in January 2022, in determining the terms of the Company’s 2022 executive compensation program, and again in March 2023, in determining the terms of the 2023 executive compensation program.

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During November 2023, our Compensation Committee engaged Meridian Compensation Partners (“Meridian”), as compensation consultants to provide independent advice to the Compensation Committee in connection with matters pertaining to executive and outside director compensation. Meridian delivered a final report on executive benchmarking to the Compensation Committee in December 2023 and a draft report on director compensation in February 2024. The Compensation Committee will consider Meridian’s final report relating to executive compensation, along with the results of the most recent shareholder advisory vote on executive compensation (Say on Pay Vote) during 2024, to determine the terms of the Company’s 2024 executive compensation program.

Dr. Lebby. On April 19, 2021, we entered into an employee agreement amendment with Dr. Lebby to change Dr. Lebby’s base salary to $288,000 per year. Dr. Lebby was also granted an option to purchase up to 250,000 shares of Company common stock at an exercise price equal to $1.60 per share. For 2021, in addition to his base salary, Dr. Lebby earned a $2,629,600 cash bonus. On January 18, 2022, we entered into an employee agreement amendment with Dr. Lebby to change Dr. Lebby’s base salary to $400,000 per year and set Dr. Lebby’s annual bonus target amount at $200,000 for 2022. Dr. Lebby was also granted an option to purchase up to 100,000 shares of Company common stock at an exercise price equal to $9.65 per share. Dr. Lebby’s 2022 earned cash bonus was $134,000. On March 16, 2023, we entered into another employee agreement amendment with Dr. Lebby to change Dr. Lebby’s base salary to $420,000 per year, effective January 1, 2023; and set Dr. Lebby’s annual bonus target amount at $210,000. Dr. Lebby was also granted an option to purchase up to 200,000 shares of Company common stock at an exercise price equal to $5.22 per share. Dr. Lebby’s 2023 earned cash bonus was $74,025.

Mr. Marcelli. On April 19, 2021, we entered into an employee agreement amendment with Mr. Marcelli to change Mr. Marcelli’s base salary to $271,800 per year. Mr. Marcelli was also granted an option to purchase up to 250,000 shares of Company common stock at an exercise price equal to $1.60 per share. For 2021, in addition to his base salary, Mr. Marcelli earned a $2,608,720 cash bonus. On January 18, 2022, we entered into entered into an employee agreement amendment with Mr. Marcelli to change Mr. Marcelli’s base salary to $350,000 per year and set Mr. Marcelli’s annual bonus target amount at $140,000 for 2022. Mr. Marcelli was also granted an option to purchase up to 80,000 shares of Company common stock at an exercise price equal to $9.65 per share. Mr. Marcelli’s 2022 earned cash bonus was $93,800. On March 16, 2023, we entered into another employee agreement amendment with Mr. Marcelli to change Mr. Marcelli’s base salary to $367,500 per year, effective January 1, 2023; and set Mr. Marcelli’s annual bonus target amount at $147,000. Mr. Marcelli was also granted an option to purchase up to 160,000 shares of Company common stock at an exercise price equal to $5.22 per share. Mr. Marcelli’s 2023 earned cash bonus was $58,984.

Base Salary

Base salary is used to recognize the experience, skills, knowledge and responsibilities required of all our employees, including our executives. When establishing base salaries, the compensation committee considers a variety of other factors such as the executive’s scope of responsibility, individual performance and prior employment experience, in addition to affordability within the context of our operating expense model. Base salaries are reviewed at least annually by our Compensation Committee and may be adjusted from time to time based upon market conditions, individual responsibilities and Company and individual performance.

Dr. Lebby. During 2017, Dr. Lebby’s annual base salary was $265,000. Dr. Lebby’s annual base salary was increased to: (i) $288,000 on April 19, 2021, (ii) $400,000 on January 18, 2022, and (iii) $420,000 on March 16, 2023, effective January 1, 2023.

Mr. Marcelli. During 2015, Mr. Marcelli’s annual base salary was $225,000. Mr. Marcelli’s annual base salary was increased to: (i) $271,800 on April 19, 2021, (ii) $350,000 on January 18, 2022, and (iii) $367,500 on March 16, 2023, effective January 1, 2023.

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Cash Bonuses

During 2021, 2022 and 2023 the Compensation Committee considered certain financial, strategic and operational goals that were achieved by our Company during those years, in addition to benchmark results against historical stock performance and the stock performance of peers to determine cash bonus compensation during 2021. Although the Compensation Committee did not utilize stock performance as an important component for executive compensation during 2022 and 2023, the Compensation Committee recognizes the creation of sustainable shareholder value is important to the long-term interests of the shareholders, as a result, strategic and operational goals were the most important components for the determination of cash bonuses for our overall executive compensation program during 2022 and 2023.

The following summarizes the executive cash bonus awards paid to our executive officers, separated based on both the timing of the payment and the performance year for which the bonus was earned:

		Earned for year			Paid in Year
Name	Year	2021	2022	2023	2021	2022	2023	2024

	2023	—	—	74,025	—	—	—	74,025
Dr. Michael S. Lebby	2022	—	134,000	—	—	—	134,000	—
	2021	2,629,600	—	—	2,129,600	500,000	—	—
		2,629,600	134,000	74,025	2,129,600	500,000	134,000	74,025

	2023	—	—	58,984	—	—	—	58,984
James S. Marcelli	2022	—	93,800	—	—	—	93,800	—
	2021	2,608,720	—	—	2,108,720	500,000	—	—
		2,608,720	93,800	58,984	2,108,720	500,000	93,800	58,984

Long-term Equity Compensation

Long-term equity compensation allows the executive officers to share in any appreciation in the value of our common stock. Our Compensation Committee believes that stock option participation aligns executive officers’ interests with those of the shareholders. The amounts of the awards are designed to reward past performance, create incentives to meet long-term objectives and ensure that we retain executive talent over a longer period of time. Awards are based upon various factors, including market conditions.

Stock option awards provide our executive officers with the right to purchase shares of our common stock at a fixed exercise price, and stock option vest over time, subject to continued employment with our Company over the vesting period. Stock options generally vest monthly or quarterly over a period of one year. All stock options have an exercise price equal to fair market value of our common stock on the date of grant, which is equal to our closing market price on such date, and are issued from the Company’s 2016 Equity Incentive Plan.

Dr. Lebby. The Compensation Committee granted Dr. Lebby the following stock options to purchase shares of Company common stock: On: (i) April 19, 2021, an option to purchase up to 250,000 shares of Company common stock at an exercise price equal to $1.60 per share. The options vest quarterly over two years in equal installments of 31,250 shares per quarter beginning on May 1, 2021. The options expire on April 18, 2031, (ii) January 18, 2022, an option to purchase up to 100,000 shares of Company common stock at an exercise price equal to $9.65 per share. The options vest in 12 equal monthly installments over a period of 12 months, with first installments vesting January 31, 2022. The options expire on January 17, 2032, and (iii) March 16, 2023, an option to purchase up to 200,000 shares of Company common stock at an exercise price equal to $5.22 per share. The options vest as follows: 50,006 options vested on March 16, 2023, with the remaining options vesting in 9 equal monthly installments beginning on April 1, 2023. The options expire on March 15, 2033. As of the record date, no additional stock options were granted to Dr. Lebby during 2024.

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Mr. Marcelli. The Compensation Committee granted Mr. Marcelli the following stock options to purchase shares of Company common stock: On: (i) April 19, 2021, an option to purchase up to 250,000 shares of Company common stock at an exercise price equal to $1.60 per share. The options vest quarterly over two years in equal installments of 31,250 shares per quarter beginning on May 1, 2021. The options expire on April 18, 2031, (ii) January 18, 2022, an option to purchase up to 80,000 shares of Company common stock at an exercise price equal to $9.65 per share. The options vest in 12 equal monthly installments over a period of 12 months, with first installments vesting January 31, 2022. The options expire on January 17, 2032, and (iii) March 16, 2023, an option to purchase up to 160,000 shares of Company common stock at an exercise price equal to $5.22 per share. The options vest as follows: 40,003 options vested on March 16, 2023, with the remaining options vesting in 9 equal monthly installments beginning on April 1, 2023. The options expire on March 15, 2033. As of the record date, no additional stock options were granted to Mr. Marcelli during 2024.

Benefits and Other Compensation

Generally, benefits available to executive officers are available to all employees on similar terms and include health and welfare benefits, disability benefits and a 401(k) plan.

We provide the benefits above to attract and retain our executive officers by offering compensation that is competitive with other companies similar in size and stage of development. These benefits represent a relatively small portion of their total compensation.

Compensation Committee Interlocks and Insider Participation

No interlocking relationship exists between any member of the Company’s Board or Compensation Committee and any member of the board of directors or compensation committee of any other companies, nor has such interlocking relationship existed in the past. None of Mr. El-Ahmadi or Dr. Leonberger, who each served on the Company’s Compensation Committee during fiscal year 2023, were at any time during fiscal year 2023 or prior to fiscal year 2023 an officer or employee of the Company. None of Mr. El-Ahmadi or Dr. Leonberger have any relationship with the Company requiring disclosure under Item 404 of Regulation S-K. In addition, none of our executive officers serves as a member of the board of directors or compensation committee of any company that has one or more of its executive officers serving as a member of our Board or Compensation Committee.

Compensation Committee Report*

The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis contained in this Proxy Statement. Based on this review and discussion, the Compensation Committee has recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement and incorporated into the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023.

Siraj Nour El-Ahmadi – Chair

Frederick J. Leonberger

*The material in this report is not “soliciting material,” is furnished to, but not deemed “filed” with, the Commission and is not deemed to be incorporated by reference in any filing of the Company under the Securities Act or the Exchange Act, other than the Company’s Annual Report on Form 10-K, where it shall be deemed to be “furnished,” whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

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2023 Summary Compensation Table

The table below summarizes all compensation awarded to, earned by, or paid to our named executive officers for the fiscal years ended December 31, 2023, 2022 and 2021.

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Option Awards ($)	All Other Compensation ($)	Total ($)
(a)	(b)	(c)(1)	(d)	(e)(2)	(f)(3)	(g)
Dr. Michael S. Lebby	2023	420,000	74,025	848,478	3,878	1,346,381
CEO; Director	2022	400,000	134,000	922,205	3,791	1,459,996
	2021	284,750	2,629,600	153,875	5,096	3,073,321

James S. Marcelli	2023	367,500	58,984	678,782	3,019	1,108,385
President; COO; Sec., Director	2022	350,000	93,800	770,288	2,903	1,216,991
	2021	269,475	2,608,720	153,875	3,550	3,034,845
1.	The named executive officer’s compensation includes the amount for services rendered to the Company in his capacity as both an officer and a director.
2.	The aggregate fair value of awards and options in column (e) are computed in accordance with FASB ASC 718. All assumptions made in the valuation are more fully described in Note 12 - Stock Based Compensation of Notes to Financial Statements. The amounts shown in columns (e) do not reflect dollar amounts actually received by our named executive officers.
3.	The amount in column (f) reflects a salary gross up for long term disability premium payments.

At no time during the last fiscal year was any outstanding option otherwise modified or re-priced, and there was no tandem feature, reload feature, or tax-reimbursement feature associated with any of the stock options we granted to our executive officers or otherwise.

We grant stock awards and stock options to our executive officers based on their level of experience and contributions to our Company. The aggregate fair value of awards and options are computed in accordance with FASB ASC 718 and are reported in the Summary Compensation Table above in the columns (e) and (f).

2023 Grants Of Plan-Based Awards Table

The following table shows stock option and stock grants made to executive officers during 2023.

	Option Awards[1]				Stock Awards
		Number		Grant Date	Number of Shares	Grant Date
		of Stock	Exercise	Fair Value of	or Units of Stock	Fair Value of
Name	Grant Date	Options (#)	Price ($)	Options ($)	Issued	Options ($)

Dr. Michael S. Lebby	3/16/2023	200,000	5.22	848,478	—	—

James S. Marcelli	3/16/2023	160,000	5.22	678,782	—	—
1.	Issued from the Company’s 2016 Equity Incentive Plan.

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Employee, Severance, Separation and Change in Control Agreements

Dr. Michael S. Lebby Employee Agreement- Chief Executive Officer

•	On March 20, 2017, we entered into an employment agreement with Dr. Michael S. Lebby (the “Lebby Employment Agreement”). The term of the Lebby Employment Agreement commenced on May 1, 2017 for a period of 24 months, following which time the Lebby Employment Agreement will be renewed for successive 12-month periods at the end of each term upon the written agreement of the parties that shall be delivered by each party to the other not less than 60 days prior to the expiration of the existing term. Upon entering into the Lebby Employment Agreement, Dr. Lebby was granted (i) 350,000 stock options, which have an exercise price of $0.70 per share and are fully vested at this time.

•	On April 8, 2019, we entered into an amended employee agreement with Dr. Lebby to (i) increase his base salary to $278,250 per year effective May 1, 2019, (ii) provide him with eligibility to receive bonus compensation to be determined by the Board of Directors from time to time in its sole discretion, and (iii) extend his employee agreement’s expiration date to April 30, 2021. Additionally, Dr. Lebby was granted an option to purchase up to 100,000 shares of Company common stock at an exercise price equal to $1.04 per share. The options vest quarterly over two years in equal installments of 12,500 shares per quarter beginning on May 1, 2019.

•	On April 19, 2021, we entered into an amended employee agreement with Dr. Lebby to (i) increase his base salary to $288,000 per year effective May 1, 2021, and (ii) extend his employee agreement’s expiration date to April 30, 2023. Additionally, Dr. Lebby was granted an option to purchase up to 250,000 shares of Company common stock at an exercise price equal to $1.60 per share. The options vest quarterly over two years in equal installments of 31,250 shares per quarter beginning on May 1, 2021.

•	On January 18, 2022, we entered into an employee agreement amendment with Dr. Lebby to (i) change’s Dr. Lebby’s base salary to $400,000 per year; and (ii) set Dr. Lebby’s annual bonus target amount at $200,000. Additionally, Dr. Lebby was granted an option to purchase up to 100,000 shares of Company common stock at an exercise price equal to $9.65 per share. The options vest in 12 equal monthly installments over a period of 12 months, with first installments vesting January 31, 2022.

•	On March 16, 2023 we entered into an employee agreement amendment with Dr. Lebby to (i) change’s Dr. Lebby’s base salary to $420,000 per year; and (ii) set Dr. Lebby’s annual bonus target amount at $210,000. Additionally, Dr. Lebby was granted an option to purchase up to 200,000 shares of Company common stock at an exercise price equal to $5.22 per share. The options vest as follows: 50,006 options vested on March 16, 2023, with the remaining options vesting in 9 equal monthly installments beginning on April 1, 2023.
•	On April 26, 2023, we entered into an employee agreement amendment with Dr. Lebby to extend his employee agreement’s expiration date to April 30, 2025.

•	If Dr. Lebby’s employment terminates upon the expiration of the term of the Lebby Employment Agreement, and the Company elects for any reason not to renew the Lebby Employment Agreement for an additional 12-month term, then our Company will continue to pay to Dr. Lebby the compensation described in the Lebby Employment Agreement for a period of 9 months the after the termination. If Dr. Lebby’s employment is terminated by the Company without cause during the term of the Lebby Employment Agreement, the Company will pay to Dr. Lebby’s the compensation described in the Lebby Employment Agreement for the remainder of the term of Lebby Employment Agreement or 12 months, whichever is longer.

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Mr. James S. Marcelli Employee Agreement- President; Chief Operating Officer

•	On August 10, 2015, we entered into a new employment agreement with Mr. Marcelli, which was amended during 2015 and 2017 (collectively, the “Marcelli Employment Agreement”), which replaced his previous employment agreement, as amended. The term of the Marcelli Employment Agreement commenced on January 1, 2014 and expires December 31, 2019, following which time the Marcelli Employment Agreement will be renewed for successive 12-month periods at the end of each term upon the written agreement of the parties that shall be delivered by each party to the other not less than 60 days prior to the expiration of the existing term. Upon entering into the Marcelli Employment Agreement, Mr. Marcelli was granted (i) 50,000 stock options, which have an exercise price of $0.67 per share and are fully vested at this time.

•	On April 8, 2019, we entered into an amended employee agreement with Mr. Marcelli, to (i) increase his base salary to $262,500 per year effective May 1, 2019, (ii) provide him with eligibility to receive bonus compensation to be determined by the Board of Directors from time to time in its sole discretion, and (iii) extend his employee agreement’s expiration date to December 31, 2021. Additionally, Mr. Marcelli was granted an option to purchase up to 100,000 shares of Company common stock at an exercise price equal to $1.04 per share. The options vest quarterly over two years in equal installments of 12,500 shares per quarter beginning on May 1, 2019.

•	On April 19, 2021, we entered into an amended employee agreement with Mr. Marcelli to (i) increase his base salary to $271,800 per year effective May 1, 2021, and (ii) extend his employee agreement’s expiration date to December 31, 2023. Additionally, Mr. Marcelli was granted an option to purchase up to 250,000 shares of Company common stock at an exercise price equal to $1.60 per share. The options vest quarterly over two years in equal installments of 31,250 shares per quarter beginning on May 1, 2021.

•	On January 18, 2022, we entered into entered into an employee agreement amendment with Mr. Marcelli to (i) change Mr. Marcelli’s base salary to $350,000 per year; and (ii) set Mr. Marcelli’s annual bonus target amount at $140,000. Additionally, Mr. Marcelli was also granted an option to purchase up to 80,000 shares of Company common stock at an exercise price equal to $9.65 per share. The options vest in 12 equal monthly installments over a period of 12 months, with first installments vesting January 31, 2022.

•	On March 16, 2023, we entered into entered into an employee agreement amendment with Mr. Marcelli to (i) change Mr. Marcelli’s base salary to $367,500 per year; and (ii) set Mr. Marcelli’s annual bonus target amount at $147,000. Additionally, Mr. Marcelli was also granted an option to purchase up to 160,000 shares of Company common stock at an exercise price equal to $5.22 per share. The options vest as follows: 40,003 options vested on March 16, 2023, with the remaining options vesting in 9 equal monthly installments beginning on April 1, 2023.
•	On April 26, 2023, we entered into entered into an employee agreement amendment with Mr. Marcelli to extend his employee agreement’s expiration date to December 31, 2025.

•	If Mr. Marcelli’s employment terminates upon his death and key man life insurance is in place for Mr. Marcelli, our Company will continue to pay the compensation described in the Marcelli Employment Agreement to his estate through the remainder of the term of the Marcelli Employment Agreement, or 12 months, whichever is longer. If Mr. Marcelli’s employment terminates upon the expiration of the term of the Marcelli Employment Agreement, and the Company elects for any reason not to renew the Marcelli Employment Agreement for an additional 12-month term, then our Company will continue to pay to Mr. Marcelli the compensation described in the Marcelli Employment Agreement for a period of 9 months the after the termination. If Mr. Marcelli’s employment is terminated by the Company without cause during the term of the Marcelli Employment Agreement, the Company will pay to Mr. Marcelli the compensation described in the Marcelli Employment Agreement for the remainder of the term of Marcelli Employment Agreement or 12 months, whichever is longer.

Pursuant to employment agreements we have entered into with our executives and the terms of our 2016 Equity Incentive Plan, our executives are entitled to certain benefits in the event of a change in control of our Company or the termination of their employment under specified circumstances, including termination following a change in control, which includes, in the event of a change in control of our Company, the executive’s options shall remain exercisable as set forth in their stock option agreements. We believe these benefits help us compete for and retain executive talent and are generally in line with severance packages offered to executives by the companies in our peer group. We also believe that these benefits would serve to minimize the distraction caused by any change in control scenario and reduce the risk that key talent would leave the Company before any such transaction closes, which could reduce the value of the Company if such transaction failed to close.

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Outstanding Equity Awards At Fiscal Year-End

The table below summarizes all of the outstanding equity awards for our named executive officers as of December 31, 2023, our latest fiscal year end.

	Option Awards

Name	Number of securities underlying unexercised options(#) exercisable	Number of securities underlying unexercised options(#) unexercisable	Equity incentive plan awards: number of securities underlying unexercised unearned options	Option exercise price	Option expiration date
			(#)	($)
(a)	(b)	(c)	(d)	(e)	(f)

Dr. Michael S. Lebby	200,000	—	—	0.69	08/25/25
CEO, Director(1)(3)	50,000	—	—	0.68	01/28/26
	50,000	—	—	0.85	01/16/27
	350,000	—	—	0.70	03/19/27
	100,000	—	—	1.04	04/07/29
	250,000	—	—	1.60	04/18/31
	100,000	—	—	9.65	01/17/32
	200,000	—	—	5.22	03/15/33

James S. Marcelli	50,000	—	—	0.67	08/09/25
President, COO, Sec.,	1,150,000	—	—	0.70	06/30/25
Director(2)(3)	100,000	—	—	1.04	04/07/29
	250,000	—	—	1.60	04/18/31
	80,000	—	—	9.65	01/17/32
	160,000	—	—	5.22	03/15/33

1.       Dr. Lebby received an option to purchase up to:

•	200,000 shares of Common Stock, of which 50,000 shares vested on August 26, 2015 and the remaining shares vest in equal annual installments of 50,000 options per year commencing on August 26, 2016;
•	50,000 shares of Common Stock, of which 20,000 shares vested on February 11, 2016 and the remaining shares vested quarterly in equal installments of 10,000 options per quarter commencing on April 1, 2016;
•	50,000 shares of Common Stock, of which 20,000 shares vested on January 17, 2017 and the remaining shares vested quarterly in equal installments of 10,000 options per quarter commencing on April 1, 2017;
•	350,000 shares of Common Stock, which vest quarterly over one year in equal installments of 87,500 shares per quarter beginning May 1, 2017;

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•	100,000 shares of Common Stock, of which 12,500 shares vested on May 1, 2019 and the remaining shares vested quarterly in equal installments of 12,500 options per quarter commencing on August 1, 2019;
•	250,000 shares of Common Stock, of which 31,250 shares vested on May 1, 2021 and the remaining shares vested quarterly in equal installments of 31,250 options per quarter commencing on August 1, 2021;
•	100,000 shares of Common Stock, of which 8,337 shares vested on January 31, 2022 and the remaining shares vested monthly in equal installments of 8,333 options per month; and
•	200,000 shares of Common Stock, of which 50,006 shares vested on April 1, 2023 and the remaining shares vested monthly in equal installments of 16,666 options per month.

2.       Mr. Marcelli received an option to purchase up to:

•	50,000 shares of Common Stock, of which 12,500 shares vested on August 10, 2015 and the remaining shares vested quarterly in equal installments of 12,500 shares;
•	1,150,000 shares of Common Stock at an exercise price of $.70 that vested immediately;
•	100,000 shares of Common Stock, of which 12,500 shares vested on May 1, 2019 and the remaining shares vested quarterly in equal installments of 12,500 options per quarter commencing on August 1, 2019;
•	250,000 shares of Common Stock, of which 31,250 shares vested on May 1, 2021 and the remaining shares vested quarterly in equal installments of 31,250 options per quarter commencing on August 1, 2021;
•	80,000 shares of Common Stock, of which 6,674 shares vested on January 31, 2022 and the remaining shares vested monthly in equal installments of 6,666 options per month; and
•	160,000 shares of Common Stock, of which 40,003 vested on April 1, 2023 and the remaining shares vested monthly in equal installments of 13,333 options per month.

3.	In the event of a change in control of our Company, such person’s options will become fully vested and/or exercisable, as the case may be, immediately prior to such change in control, and shall remain exercisable as set forth in their stock option agreement.

Option Exercises and Stock Vested in 2023

	Option Awards		Stock Awards
Named executive officer	Number of shares acquired on exercise (#)	Value realized on exercise(1) ($)	Number of shares acquired on vesting (#)	Value realized on vesting ($)
James S. Marcelli	100,000	360,000	—	—

1.	Value determined by multiplying the number of shares acquired on exercised by the difference between the market price (closing price) of our Company’s common stock at exercise and the exercise price.

Pension Benefits, Non-qualified Defined Contribution and Other Non-qualified Deferred Compensation

No pension benefits were paid to any of our executive officers during the last completed fiscal year. We do not currently sponsor any non-qualified defined contribution plans or non-qualified deferred compensation plans.

Potential Payments Upon Termination or Change In Control

Other than the provisions of the executive severance benefits to which our executive officers would be entitled to at December 31, 2023 as set forth in Employee, Severance, Separation and Change in Control Agreements above, we have no liabilities under termination or change in control conditions. We do not have a formal policy to determine executive severance benefits. Each executive severance arrangement is negotiated on an individual basis.

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The tables below estimate the current value of amounts payable to our executive officers in the event that a termination of employment occurred on December 31, 2023. In the event an executive officer is terminated (i) by the Company for cause, or disability, or (ii) by an executive officer (a) prior to expiration of the term, or (b) upon expiration of the term without renewal, no compensation is due to that executive officer. The closing price of our common stock, as reported on the Nasdaq Capital Market, was $4.98 on December 29, 2023. The following tables exclude certain benefits, such as health and welfare benefits, disability benefits and a 401(k) plan that are available to all employees generally. The actual amount of payments and benefits that would be provided can only be determined at the time of a change in control and/or the executive officer’s qualifying separation from the Company.

Dr. Michael S. Lebby

	Termination by Company Without cause	Termination upon expiration of term without renewal by Company	Termination upon death	Upon a change in control
Value of Option Shares Accelerated	—	—	—	—
Cash Payments	$420,000	$315,000	—	—
Total Cash Benefits and Payments	$420,000	$315,000	—	—

Mr. James S. Marcelli

	Termination by Company Without cause	Termination upon expiration of term without renewal by Company	Termination upon death		Upon a change in control
Value of Option Shares Accelerated	—	—	—		—
Cash Payments	$367,500	$275,625	$275,625	(1)	—
Total Cash Benefits and Payments	$367,500	$275,625	$275,625	(1)	—

1. Payable only in the event the Company has key man life insurance in effect for Mr. Marcelli.

26

Compensation of Directors

Set forth below is a summary of the compensation of our directors during our December 31, 2023 fiscal year.

	Fees Earned or Paid in Cash	Stock Awards		Option Awards		Non-Equity Incentive Plan Compensation	Change in pension value and nonqualified deferred compensation earnings	All Other Compensation	Total
Name	($)(1)	($)(2)		($)(3)		($)	($)	($)	($)
Ronald A. Bucchi	63,750	170,000	(4)	636,358	(8)	—	—	—	870,108
Siraj Nour El-Ahmadi	159,500	124,998	(5)	530,299	(9)	—	—	—	814,798
Frederick Leonberger	208,300	124,998	(5)	530,299	(9)	—	—	—	863,598
Craig Ciesla	30,000	100,000	(6)	424,239	(10)	—	—	—	554,239
Laila Partridge(x)	7,500	41,670	(7)	227,940	(11)	—	—	—	227,110

1.	The amount in this column reflects cash compensation received under the 2023 Director Compensation Program. With respect to Dr. Leonberger, it also reflects cash compensation he received of $15,400 per month for serving on our Operations Committee. With respect to Siraj Nour El-Ahmadi, it also reflects cash compensation he received of $11,000 per month for serving on our Operations Committee.
2.	The stock awards in this column reflect 99,616 restricted stock awards issued on March 16, 2023 with a grant date fair value of $5.22 that vest in total 8,338 shares on March 16, 2023 with the remaining awards vesting in 33 monthly installments in total of 2,766 shares commencing on April 1, 2023, except for Laila Partridge for whom 6,238 awards with a grant date fair value of $6.68 were issued on August 1, 2023, with 218 shares vesting on August 1, 2023 and the remaining shares vesting in 28 equal monthly installments in total of 215 shares beginning September 1, 2023. The aggregate fair value of awards in this column is computed in accordance with FASB ASC 718. All assumptions made in the valuation are more fully described in Note 1. Summary of Significant Accounting Policies – Stock-based Payments of Notes to Financial Statements. The amounts shown in this column do not reflect dollar amounts actually received.
3.	The option awards in this column reflect options issued on March 16, 2023 to purchase shares of our Company’s common stock at an exercise price of $5.22 that vest for variable amounts commencing on March 16, 2023, and the remaining shares vesting in 9 equal monthly installments commencing on April 1, 2023, except for Laila Partridge whose options were issued on August 1, 2023 to purchase shares of our Company’s common stock at an exercise price of $6.68, with 8,335 shares vesting on August 1, 2023 and the remaining shares vesting in 4 equal monthly installments commencing on September 1, 2023. The aggregate fair value of awards and options in this column are computed in accordance with FASB ASC 718. All assumptions made in the valuation are more fully described in Note 12 - Stock Based Compensation of Notes to Financial Statements. The amounts shown in this column do not reflect dollar amounts actually received.
4.	Reflects 32,567 restricted stock awards.
5.	Reflects 23,946 restricted stock awards.
6.	Reflects 19,157 restricted stock awards.
7.	Reflects 6,238 restricted stock awards.
8.	Reflects an option to purchase up to 150,000 shares of common stock for board service.
9.	Reflects an option to purchase up to 125,000 shares of common stock for board service.
10.	Reflects an option to purchase up to 100,000 shares of common stock for board service.
11.	Reflects an option to purchase up to 41,667 shares of common stock for board service.
x.	Laila Partridge became a member of our Board on August 1, 2023.

In the event of a change in control of our Company, all of the above person’s options and restricted stock awards become fully vested and/or exercisable, as the case may be, immediately prior to such change in control, and shall remain exercisable as set forth in their stock option agreement.

27

Director Compensation

On March 16, 2023, our Board adopted the following 2023 compensation schedule for its non-employee directors:

•	Lead Director: $25,000 annual cash fee paid quarterly at the end of each quarter, $50,000 RSAs of which $4,167 vest on March 16, 2023, with the remaining awards vesting in 33 equal monthly installments beginning on April 1, 2023, 25,000 options of which 6,250 vest on March 16, 2023, with the remaining options vesting in 9 equal monthly installments beginning on April 1, 2023.
•	Audit Committee Chair: $45,000 annual cash fee paid quarterly at the end of each quarter, $120,000 RSAs of which $10,000 vest on March 16, 2023, with the remaining awards vesting in 33 equal monthly installments beginning on April 1, 2023, 125,000 options of which 31,250 vest on March 16, 2023, with the remaining options vesting in 9 equal monthly installments beginning on April 1, 2023.
•	Compensation Committee Chair: $37,500 annual cash fee paid quarterly at the end of each quarter, $125,000 RSAs of which $10,416 vest on March 16, 2023, with the remaining awards vesting in 33 equal monthly installments beginning on April 1, 2023, 125,000 options of which 31,250 vest on March 16, 2023, with the remaining options vesting in 9 equal monthly installments beginning on April 1, 2023.
•	Nom/Corporate Gov. Committee Chair: $37,500 annual cash fee paid quarterly at the end of each quarter, $125,000 RSAs of which $10,416 vest on March 16, 2023, with the remaining awards vesting in 33 equal monthly installments beginning on April 1, 2023, 125,000 options of which 31,250 vest on March 16, 2023, with the remaining options vesting in 9 equal monthly installments beginning on April 1, 2023.
•	Other Directors: $30,000 annual cash fee paid quarterly at the end of each quarter, $100,000 RSAs of which $8,334 vest on March 16, 2023, with the remaining awards vesting in 33 equal monthly installments beginning on April 1, 2023, 100,000 options of which 25,000 vest on March 16, 2023, with the remaining options vesting in 9 equal monthly installments beginning on April 1, 2023.

Director compensation for 2024 has not yet been determined.

Compensation Policies and Practices as They Relate to Our Risk Management

No risks arise from our Company’s compensation policies and practices for our employees that are reasonably likely to have a material adverse effect on our Company. We have adopted a Nasdaq compliant compensation recovery policy (a “clawback policy”) that applies to incentive compensation.

CEO Pay Ratio

Under the Dodd-Frank Wall Street Reform and Consumer Protection Act and SEC rules, we are required to provide a reasonable estimate of the ratio of the annual total compensation of Dr. Lebby, our Chief Executive Officer, to the median of the annual total compensation of our other employees. For our last completed year, which ended December 31, 2023:

•	The median of the annual total compensation of all of our employees (other than Dr. Lebby) was approximately $212,019. This annual total compensation is calculated in accordance with Item 402(c)(2)(x) of Regulation S-K, and reflects, among other things, salary, bonus earned, and option related compensation for fiscal 2023.
•	Dr. Lebby's annual total compensation for fiscal 2023, as reported in the Summary Compensation Table included in this Proxy Statement, was $1,346,381.
•	Based on the above, for fiscal 2023, the ratio of Dr. Lebby's annual total compensation to the median of the annual total compensation of all employees was approximately 6:1.

This pay ratio is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K under the Securities Act of 1933, as amended, and applicable guidance and is based upon our reasonable judgment and assumptions. The SEC rules do not specify a single methodology for identification of the median employee or calculation of the pay ratio, and other companies may use assumptions and methodologies that are different from those used by us in calculating their pay ratio. Accordingly, the pay ratio disclosed by other companies, even companies within the same industry as us, may not be comparable to our pay ratio as disclosed above.

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The methodology, including any material assumptions, adjustments and estimates, we used to calculate the pay ratio is described below.

•	For purposes of the pay ratio calculation, we included all of our employees as of December 31, 2023. As of December 31, 2023, our workforce consisted of 30 full-time employees.
•	To identify the median employee from the employee population described above, we determined the sum of each employee's (i) annual base salary as of December 31, 2023 (calculated as annual base pay using annual base salary), plus (ii) earned annual cash bonus for 2023, plus (iii) relocation paid to an employee during 2023. Annual total compensation incudes full-time employees who joined in 2023 were assumed to have worked for the entire year, and thus we annualized the pay of such new hires. This compensation measure was consistently applied to all employees included in the calculation and reasonably reflects the annual compensation of all of our employees.
•	Once we identified our median employee, we calculated the median employee’s annual total compensation in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K, including for this purpose, option related compensation for fiscal 2023 yielding the median annual total compensation disclosed above. With respect to Dr. Lebby's annual total compensation, we used the amount reported in the “Total” column of the 2023 Summary Compensation Table.

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Pay Versus Performance

Under rules adopted pursuant to the Dodd-Frank Act, we are required to disclose certain information about the relationship between the compensation actually paid to our named executive officers and certain measures of company performance.

The following tables provides information regarding compensation actually paid to our principal executive officers, or PEO, and other NEOs for each year from 2020 to 2023, compared to our total shareholder return (TSR) from December 31, 2019 through the end of each such year, and our net income for each such year.

								Value of Initial Fixed
					Value of Initial Fixed $100			$100 Investment
					Investment Based On:			Based On:
Year	Summary Compensation Table Total for PEO ($) (1) (2)	Compensation Actually Paid to PEO ($) (1) (3)	Compensation Table Total for Non-PEO NEO ($) (4)	Compensation Actually Paid for Non-PEO NEO ($) (5)	Total Shareholder Return ($) (6)	Solactive EPIC Core Photonic USD Index Total Shareholder Return ($) (7)	Net Loss ($) (8)	NASDAQ Composite Index Total Shareholder Return ($) (9)

2023	1,346,381	1,454,564	1,108,385	1,208,378	711	113	(21,038,032)	186
2022	1,459,996	200,166	1,216,991	(7,379)	616	100	(17,230,480)	128
2021	3,073,321	5,683,051	3,034,845	5,644,575	2,126	175	(18,631,381)	189
2020	323,452	281,982	306,867	265,397	133	140	(6,715,564)	149

(1)	Our PEO for 2020, 2021, 2022 and 2023 was Dr. Michael S. Lebby.

(2)	Represents the total compensation paid to our PEO in each listed year, as shown in our Summary Compensation Table for each listed year.
(3)	Represents the compensation actually paid to our PEO in each year listed. Compensation actually does not mean that our PEO was actually paid those amounts in the listed year. This dollar amount is derived from the starting point of Summary of Compensation Table total compensation under the methodology prescribed under the SEC’s rules, as shown in the table below:

30

PEO	2023	2022	2021	2020
Summary Compensation Table Total	$1,346,381	$1,459,996	$3,073,321	$323,452

Subtract grant date fair value of option awards and stock awards granted in fiscal year	(848,478)	(922,205)	(153,875)	(42,178)
Add fair value at fiscal year-end of outstanding and unvested option awards and stock awards granted in fiscal year	—	—	2,188,521	—
Adjust for change in fair value of outstanding and unvested option awards and stock awards granted in prior fiscal year	—	(319,842)	—	1,905
Add fair value at vesting of option awards and stock awards granted in fiscal year that vested during the year	889,431	626,983	564,390	—
Adjust for change in fair value as of vesting date of option awards and stock awards granted in prior fiscal years for which applicable vesting conditions were satisfied during the fiscal year	67,230	(644,766)	10,694	(1,197)
Subtract fair value as of prior fiscal year-end of option awards and stock awards granted in the prior fiscal years that failed to meet applicable vesting conditions during the fiscal year	—	—	—	—
Compensation actually paid	$1,454,564	$200,166	$5,683,051	$281,982

The assumptions used for determining the fair values of outstanding and unvested option awards shown in this table are different from those used to determine the fair values disclosed as of the grant date of such awards. The assumptions used for determining fair values shown in the table are:

	2023	2022	2021	2020

Expected life (in years)	8.21 - 10.0 years	8.30 - 9.97 years	8.21 - 9.97 years	8.30 - 9.19 years

Volatility	76.60% - 78.01%	74.16% - 77.51%	71.70% - 76.30%	69.80% - 70.78%

Risk-free rate	3.39% - 4.77%	1.79% - 4.1%	1.09% - 1.63%	0.56% - 1.54%

Expected dividend yield	0%	0%	0%	0%

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(4)	Our NEO other than our PEO for 2020, 2021, 2022 and 2023 was James S. Marcelli. Represents the total compensation paid to our NEO other than our PEO in each listed year, as shown in our Summary Compensation Table for each listed year.

(5)	Represents the compensation actually paid to our NEO other than our PEO in each year listed. Compensation actually paid does not mean that our NEO was actually paid those amounts in the listed year, but this is a dollar amount is derived from the starting point of Summary of Compensation Table total compensation under the methodology prescribed under the SEC’s rules as shown in the table below:

NEO other than PEO	2023	2022	2021	2020
Summary Compensation Table Total	$1,108,385	$1,216,991	$3,034,845	$306,867

Subtract grant date fair value of option awards and stock awards granted in fiscal year	(678,782)	(770,288)	(153,875)	(42,178)
Add fair value at fiscal year-end of outstanding and unvested option awards and stock awards granted in fiscal year	—	—	2,188,521	—
Adjust for change in fair value of outstanding and unvested option awards and stock awards granted in prior fiscal year	—	(319,842)	—	1,905
Add fair value at vesting of option awards and stock awards granted in fiscal year that vested during the year	711,545	510,526	564,390	—
Adjust for change in fair value as of vesting date of option awards and stock awards granted in prior fiscal years for which applicable vesting conditions were satisfied during the fiscal year	67,230	(644,766)	10,694	(1,197)
Subtract fair value as of prior fiscal year-end of option awards and stock awards granted in the prior fiscal years that failed to meet applicable vesting conditions during the fiscal year	—	—	—	—
Compensation actually paid	$1,208,378	$(7,379)	$5,644,575	$265,397

The assumptions used for determining the fair values of outstanding and unvested option awards shown in this table are different from those used to determine the fair values disclosed as of the grant date of such awards. The assumptions used for determining fair values shown in the table are:

	2023	2022	2021	2020

Expected life (in years)	8.21 - 10.0 years	8.30 - 9.97 years	8.21 - 9.97 years	8.30 - 9.19 years

Volatility	76.60% - 78.01%	74.16% - 77.51%	71.70% - 76.30%	69.80% - 70.78%

Risk-free rate	3.39% - 4.77%	1.79% - 4.1%	1.09% - 1.63%	0.56% - 1.54%

Expected dividend yield	0%	0%	0%	0%

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(6)	The total shareholder return is calculated by assuming that a $100 investment was made on the day prior to the first fiscal year reported and reinvesting all dividends until the last day of each reported fiscal year.

(7)	The peer group used is the Solactive EPIC Core Phototonics USD Index NTR, as used the Company’s performance graph in our annual report. Total shareholder return is calculated by assuming that a $100 investment was made on the day prior to the first fiscal year reported and reinvesting all dividends until the last day of each reported fiscal year.

(8)	The dollar amounts reported are the Company’s GAAP net income (loss) reflected in the Company’s audited financial statements.

(9)	The Company selected measure is the NASDAQ Composite Index, as used the Company’s performance graph in our annual report. Total shareholder return is calculated by assuming that a $100 investment was made on the day prior to the first fiscal year reported and reinvesting all dividends until the last day of each reported fiscal year.

Tabular List of Performance Measure

The list below includes the financial performance measures that in our assessment represent the most important financial performance measures used to link compensation actually paid to our NEOs for 2023, to Company performance. The Company has limited revenue and does not have profit related financial performance measures.

Performance Measure

•	Stock Price
•	Cash Flow from Financing Activities
•	Patent Applications

Description of Relationship Between Compensation Actually Paid and Performance

Compensation Actually Paid, as determined under rules adopted pursuant to the Dodd-Frank Act and reflected in the Pay Versus Performance table above for our CEO (PEO) and cumulative total shareholder return (TSR) were both higher in 2021 and 2023 relative to 2020. The cumulative TSR for 2022 was higher relative to 2020, but the CEO Compensation Actually Paid was lower in 2022 relative to 2020.

Compensation Actually Paid, as determined under rules adopted pursuant to the Dodd-Frank Act and reflected in the Pay Versus Performance table above for our COO (NEO other than PEO) and cumulative total shareholder return (TSR) were both higher in 2021 and 2023 relative to 2020. The cumulative TSR for 2022 was higher relative to 2020, but the COO Compensation Actually Paid was lower in 2022 relative to 2020.

During 2020, our cumulative TSR was less than the cumulative TSR of the Solactive EPIC Core Photonic USD Index as well as the cumulative TSR of the NASDAQ Composite Index measured on the same basis. During 2021, 2022 and 2023 our cumulative TSR outperformed the cumulative TSR of the Solactive EPIC Core Photonic USD Index as well as the cumulative TSR of the NASDAQ Composite Index measured on the same basis.

The Company was pre-revenue during 2020, 2021 and 2022 and had limited revenue during 2023, and is in a net loss position during the four-year period covered by this disclosure.

33

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

As of the Record Date, we had outstanding 119,599,565 shares of common stock. Each share of our common stock is entitled to one vote with respect to each matter on which it is entitled to vote.

The following table sets forth, as of the Record Date, the names, addresses, amount and nature of beneficial ownership and percent of such ownership of (i) each person or group known to our Company to be the beneficial owner of more than five percent (5%) of our common stock; and (ii) each of our officers and directors, and officers and directors as a group:

Security Ownership

Name and Address (1)(2)	Number of Shares Beneficially Owned		Percent Beneficially Owned (3)	Number of Options and Warrants Included in Shares Beneficially Owned (4)
5% Shareholders(5)
The Vanguard Group 100 Vanguard Blvd., Malvern, PA 19355	8,386,612	(7)	7.0%	—
BlackRock, Inc. 50 Hudson Yards, New York, NY 10001	8,591,097	(8)	7.1%	—

Directors and Executive Officers (7)
Michael Lebby Chief Executive Officer, Principal Executive Officer and Chair of Board of Directors	1,363,643		1.1%	1,300,000
James S. Marcelli President, Chief Operating Officer, Principal Financial Officer, Secretary and Director	2,079,740		1.7%	1,790,000
Ronald A. Bucchi Director	1,024,749	(9)	*	940,000
Siraj Nour El-Ahmadi Director	584,128		*	555,000
Frederick Leonberger Director	1,054,128		*	875,000
Craig Ciesla Director	174,339		*	150,000
Laila Partridge Director	47,905		*	41,667
Directors and Officers as a Group (7 Persons):	6,328,632		5.3%	5,651,667

———————

* Less than 1%.

1.	Unless otherwise noted, in care of our Company at 369 Inverness Parkway, Suite 350, Englewood, CO 80112.

2.	To our best knowledge, as of the date hereof, such holders had the sole voting and investment power with respect to the voting securities beneficially owned by them, unless otherwise indicated herein. Includes the person’s right to obtain additional shares of common stock within 60 days from the Record Date.

3.	Based on 119,599,565 shares of common stock outstanding on the Record Date. Does not include shares underlying: (i) options to purchase shares of our common stock under our 2007 Employee Stock Plan and our 2016 Equity Incentive Plan; or (ii) outstanding warrants to purchase shares of our common stock.

4.	Represents options and warrants exercisable within 60 days from the Record Date.

5.	Based solely upon a review of Schedule 13G filings with the SEC.

6.	If a person listed on this table has the right to obtain additional shares of common stock within 60 days from the Record Date, the additional shares are deemed to be outstanding for the purpose of computing the percentage of class owned by such person, but are not deemed to be outstanding for the purpose of computing the percentage of any other person.

7.	Includes 0 shares held with sole voting power and 8,067,667 shares held with sole dispositive power
8.	Includes 8,470,005 shares held with sole voting power and 8,591,097 shares held with sole dispositive power.

9.	Mr. Bucchi disclaims beneficial ownership of 3,000 shares held by his spouse.

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 Change in Control Arrangements

We are not aware of any arrangements that could result in a change of control.

Securities Authorized for Issuance under Equity Compensation Plans

Equity Compensation Plans as of December 31, 2023.

Equity Compensation Plan Information
	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Plan category	(a)	(b)	(c)
Equity compensation plans approved by security holders(1)	8,290,807	$2.90	5,291,784
Equity compensation plans not approved by security holders(2)	519,000	$0.64	0
Total	8,809,807	$2.76	5,291,784

1.	Reflects shares of common stock to be issued pursuant to our 2016 Equity Incentive Plan and our 2007 Employee Stock Plan, both of which are for the benefit of our directors, officers, employees and consultants. We have reserved 13,000,000 shares of common stock for such persons pursuant to our 2016 Equity Incentive Plan. We terminated our 2007 Employee Stock Plan in June 2016 and no additional awards are made under that plan.

2.	Comprised of common stock purchase warrants we issued for services.

35

PROPOSAL ONE

ELECTION OF DIRECTORS

Our Directors hold office until the end of their respective terms or until their successors have been duly elected and qualified, or until their earlier death, resignation, removal or retirement. Our executive officers are appointed by the Board of Directors and serve at the discretion of the Board of Directors.

The Board of Directors is divided into three classes, currently comprised of: (i) two Class I directors, whose terms expire at the 2024 annual meeting; (ii) three Class II directors, whose terms expire at the 2025 annual meeting; and (iii) two Class III directors, whose terms expire at the 2026 annual meeting. The Board believes that a classified Board of Directors provides continuity and stability in pursuing the Company's policies and strategies and reinforces its commitment to long term perspective and value creation.

Nominee for Election as Director

At the time of the Annual Meeting, our Board of Directors will consist of seven directors: Dr. Michael S. Lebby; James S. Marcelli; Ronald A. Bucchi; Siraj Nour El-Ahmadi; Dr. Frederick J. Leonberger, Dr. Craig Ciesla and Laila Partridge. At the Annual Meeting, the shareholders will elect: (i) two Class I directors to serve until the 2027 Annual Meeting or until their successors have been duly elected and qualified, or until their earlier death, resignation, removal or retirement.

Based upon the recommendation of the Nominating and Corporate Governance Committee, the Board proposes that the individuals listed below as the Class I nominees be elected as Class I directors. The nominees have agreed to serve if elected, and our Board of Directors has no reason to believe that the nominees will be unavailable or will decline to serve. In the event, however, that a nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who is selected by the Nominating and Corporate Governance Committee and approved by the current Board of Directors to fill the vacancy.

The Company’s Nominating and Corporate Governance Committee may evaluate individuals in the future to consider additional members for our Board of Directors following the Annual Meeting. Proxies cannot be voted for a greater number of persons than the number of nominees named.

The names of the Class I nominees are set forth below:

Name	Age	Year First Elected Director	Positions/Committees	Director Class/ Term	Independent
Siraj Nour El-Ahmadi	59	2013	CC*, NCGC, OC	Class I Expires 2024	yes
Frederick J. Leonberger	76	2017	NCGC*, CC, OC	Class I Expires 2024	yes

Directors Not Standing for Election

The names of the Directors who are not standing for election at the Annual Meeting are the Class II directors, whose terms expire in 2025; and the Class III directors, whose terms expire in 2026:

Name	Age	Year First Elected Director	Positions/Committees	Director Class/ Term	Independent
Michael S. Lebby	63	2015	CEO, COB	Class II Expires 2025	no
James S. Marcelli	76	2008	P, COO, S, ED	Class III Expires 2026	no
Ronald A Bucchi	69	2012	LD, AC*, FE, NCGC	Class II Expires 2025	yes
Craig Ciesla	51	2022	AC, NCGC	Class II Expires 2025	yes
Laila S. Partridge	59	2023	AC, NCGC	Class III Expires 2026	yes

AC - Audit Committee

CEO - Chief Executive Officer

COB - Chair of the Board of Directors (executive)

LD – Lead Director

CC - Compensation Committee

ED – Employee Director

FE - Financial Expert

NCGC – Nominating and Corporate Governance Committee

P, COO, S – President, Chief Operating Officer, Secretary

OC – Operations Committee

* Committee Chair

Vote Required

Directors are elected by a plurality of the votes cast at the Annual Meeting. A “withhold” vote with respect to any nominee will have no effect on the election of that nominee. Each holder of common stock is entitled to one vote for each share held.

Recommendation of the Board of Directors

The Board of Directors recommends a vote “FOR” the election of all of the above Nominees.

36

PROPOSAL TWO

RATIFICATION OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM FOR 2024

We are asking shareholders to ratify the appointment of Morison Cogen LLP to serve as our Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024. Morison Cogen LLP was our independent registered public accounting firm for our fiscal years ended December 31, 2023 and 2022. A representative of Morison Cogen, LLP is expected to be present at the Annual Meeting and they will have the opportunity to make a statement if they desire to do so, and they are expected to be available to respond to appropriate questions.

The aggregate fees billed for professional services by Morison Cogen, LLP during 2023 and 2022 were as follows:

	2023	2022

Audit Fees	$108,500	$107,570
Audit-Related Fees	—	—
Tax Fees	6,800	6,000
All Other Fees	—	—

Audit Fees are the aggregate fees billed during the years ended December 31, 2023 and December 31, 2022 for professional services rendered by Morison Cogen, LLP for the audit of the Company’s annual financial statements and review of financial statements included in the Company’s Form 10-Q or services that are normally provided by Morison Cogen, LLP in connection with statutory and regulatory filings or engagements.

Audit-Related Fees are the aggregate fees billed during the years ended December 31, 2023 and December 31, 2022 for assurance and related services rendered by Morison Cogen, LLP that are reasonably related to the performance of the audit or review of the Company’s financial statements and are not reported under the category Audit Fees described above.

Tax Fees are the aggregate fees billed during the years ended December 31, 2023 and December 31, 2022 for tax compliance services rendered by Morison Cogen, LLP in connection with the preparation of the Company’s federal and state tax returns.

All Other Fees are the aggregate fees billed during the years ended December 31, 2023 and December 31, 2022 for products and services provided by Morison Cogen, LLP, other than the services reported in the Audit Fees, Audit-Related Fees, and Tax Fees categories above.

Audit Committee Pre-Approval Policies.

All the services performed by Morison Cogen, LLP that are described above were pre-approved by the Company’s audit committee. The Audit Committee pre-approves all audit and permissible non-audit services on a case-by-case basis.

None of the hours expended on Morison Cogen, LLP’s engagement to audit the Company’s financial statements for the years ended December 31, 2023 and December 31, 2022 were attributed to work performed by persons other than Morison Cogen, LLP’s full-time, permanent employees.

Vote Required

The vote required to ratify the appointment of Morison Cogen LLP to serve as our Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024 is the affirmative vote of the holders of a majority of the votes cast at the Annual Meeting entitled to vote on the matter. Each holder of common stock is entitled to one vote for each share held.

Recommendation of the Board of Directors

The Board of Directors recommends that the shareholders vote “FOR” the proposal to ratify the appointment of Morison Cogen LLP to serve as our Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024.

37

PROPOSAL THREE

ADVISORY VOTE TO APPROVE COMPENSATION

OF NAMED EXECUTIVE OFFICERS

Purpose of the Proposal

We are providing our shareholders with an opportunity to vote to approve, on an advisory, non-binding basis, the compensation of our named executive officers as disclosed in this Proxy Statement pursuant to Item 402 of Regulation S-K and in accordance with the SEC’s rules. This proposal, which may be referred to as a “say-on-pay” proposal, is required by Section 14A of the Exchange Act, which was put in place by the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010.

Our Board of Directors is asking our shareholders to approve a non-binding advisory vote on the following resolution:

RESOLVED, that the Company’s shareholders approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in this Proxy Statement pursuant to the compensation disclosure rules of the SEC, which disclosure includes the Compensation Discussion and Analysis, the Summary Compensation Table and the other related tables and disclosure in this Proxy Statement.

This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this Proxy Statement. Because your vote is advisory, it will not be binding on our Board of Directors or the Company. However, our Board of Directors values the opinions of our shareholders and will take into account the outcome of the shareholder vote on this proposal at our Annual Meeting when considering future executive compensation arrangements.

Vote Required

The vote required for approval of the compensation of our named executive officers is the affirmative vote of the holders of a majority of the votes cast at the Annual Meeting entitled to vote on the matter. Each holder of common stock is entitled to one vote for each share held.

Recommendation of the Board of Directors

The Board of Directors recommends that the shareholders vote “FOR” the approval of the compensation of our named executive officers.

38

PROPOSAL FOUR

ADVISORY VOTE TO APPROVE THE FREQUENCY OF AN ADVISORY VOTE ON

THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

Purpose of the Proposal

As required by Section 14A of the Exchange Act, in addition to providing shareholders with the opportunity to cast an advisory vote on executive compensation, commonly referred to as a “say-on-pay” vote, we are also providing shareholders with the opportunity to cast an advisory vote on whether the advisory vote on executive compensation should be held every one, two or three years, commonly known as a “say-on-frequency” vote. The ballot card provides shareholders with the opportunity to choose among four options (holding the advisory vote on executive compensation every one, two or three years, or abstain from voting) and, therefore, shareholders will not be voting to approve or disapprove the recommendation of the Board of Directors. You may cast your vote on your preferred voting frequency by choosing the option of once every year (“1 YEAR”), once every two years (“2 YEARS”), once every three years (“3 YEARS”), or you may abstain from voting (“ABSTAIN”).

After careful consideration of this proposal, the Board of Directors has determined that an advisory vote on executive compensation that occurs every three years is the most appropriate alternative for the Company, and therefore our Board of Directors recommends that you vote for the option of 3 YEARS as the frequency for the advisory vote on executive compensation.

In formulating its recommendation, our Board of Directors considered that a triennial vote will allow shareholders to better evaluate our executive compensation program in relation to our short- and long-term Company performance. Additionally, a triennial vote will provide us with time to respond to shareholder concerns and implement appropriate revisions. We have previously adopted the triennial frequency option on this matter.

The purpose of this proposal is to assess shareholder preferences on the frequency of future advisory votes on executive compensation, and as such, there will be no approval or adoption of a resolution establishing the frequency of future advisory votes on executive compensation. The option of “1 YEAR,” “2 YEARS,” or “3 YEARS” that receives the highest number of votes cast by shareholders will be considered the frequency for the advisory vote on executive compensation that is preferred by our shareholders. However, because this vote is advisory and not binding on the Board of Directors or the Company in any way, the Board of Directors may decide that it is in the best interests of our shareholders and the Company to hold an advisory vote on executive compensation more or less frequently than the option preferred by our shareholders.

Vote Required

This vote is an advisory vote and is therefore not binding on the Company or the Board of Directors. You entitled to vote “1 YEAR,” “2 YEARS,” “3 YEARS” or “ABSTAIN” on this proposal. The option of “1 YEAR,” “2 YEARS,” or “3 YEARS” that receives the highest number of votes cast by shareholders entitled to vote on the matter will be considered the frequency for the advisory vote on executive compensation that is preferred by our shareholders.

Recommendation of the Board of Directors

The Board of Directors recommends that the shareholders vote for the option of “3 YEARS” as the frequency for the advisory vote on executive compensation.

39

SHAREHOLDER PROPOSALS FOR 2025 ANNUAL MEETING

Shareholders are entitled to submit proposals on matters appropriate for shareholder action consistent with regulations of the SEC and our Company’s amended and restated bylaws. In accordance with SEC Rule 14a-8, in order for shareholder proposals to be included in our proxy statement for the 2025 Annual Meeting, we must receive them at our principal executive offices, 369 Inverness Parkway, Suite 350, Englewood, CO 80112, by December 13, 2024, being 120 days prior to the one-year anniversary of the Company’s proxy statement for the annual meeting for the preceding year. Pursuant to our Company’s amended and restated bylaws, shareholder proposals (including recommendations of nominees for election to the board of directors), other than a shareholder proposal submitted pursuant to SEC Rule 14a-8, in order to be voted on at the 2025 Annual Meeting, must be received by us not earlier than November 13, 2024 and not later than December 13, 2024 being, respectively, 150 days and 120 days prior to the one-year anniversary of the Company’s proxy statement for the annual meeting for the preceding year. In the event that the 2025 Annual Meeting is not scheduled to be held within a period that commences 30 days before such anniversary date and ends within 60 days after such anniversary date (an annual meeting date outside such period being referred to herein as an “Other Meeting Date”), notice by a shareholder must be received not later than the close of business on the later of (i) the date 90 days prior to such Other Meeting Date or (ii) the tenth day following the date such Other Meeting Date is first publicly announced or disclosed. To comply with the universal proxy rules, shareholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by SEC Rule 14a-19 in accordance with the provisions of SEC Rule 14a-19.

OTHER MATTERS

Our Board of Directors knows of no other matters to be presented for shareholder action at the Annual Meeting. However, if other matters do properly come before the Annual Meeting or any adjournments or postponements thereof, our Board of Directors intends that the persons named in the proxies will vote upon such matters in accordance with the best judgment of the proxy holders.

Whether or not you intend to be present at the Annual Meeting, you are urged to fill out, sign, date and return the enclosed a proxy card or voting instruction form at your earliest convenience.

Englewood, CO

April 11, 2024

40

LIGHTWAVE LOGIC, INC.
C/O BROADRIDGE
PO BOX 1342
BRENTWOOD, NY 11717

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V39299-P09058

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

LIGHTWAVE LOGIC, INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Siraj Nour El-Ahmadi
02) Frederick J. Leonberger

The Board of Directors recommends you vote FOR proposals 2 and 3 and 3 YEARS on proposal 4.

	For	Against	Abstain
2. Ratification of the appointment of Morison Cogen LLP to serve as the Company’s Independent Registered Public Accounting firm for fiscal year 2024.	☐	☐	☐
3. Advisory vote on executive compensation.	☐	☐	☐

	1 Year	2 Years	3 Years	Abstain
4. Advisory vote on the frequency of future advisory votes on executive compensation.	☐	☐	☐	☐

NOTE: In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com.

V39300-P09058

LIGHTWAVE LOGIC, INC.
Annual Meeting of Shareholders
May 22, 2024 10:00 A.M.
This proxy is solicited by the Board of Directors

The undersigned hereby appoint(s) Dr. Michael S. Lebby and/or James S. Marcelli with the power of substitution and resubstitution to vote any and all shares of capital stock of Lightwave Logic, Inc. (the "Company") which the undersigned would be entitled to vote as fully as the undersigned could do if personally present at the Annual Meeting of the Company, to be held on Wednesday, May 22, 2024 at 10:00 A.M. Local Time, and at any adjournments thereof, hereby revoking any prior proxies to vote said stock, upon the following items more fully described in the notice of the Proxy Statement for the Annual Meeting (receipt of which is hereby acknowledged).

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side